UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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ACACIA RESEARCH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

●

Dear Stockholders,
We are very pleased to invite you to the 2019 Annual Meeting (the "Annual Meeting") of Acacia Research Corporation ("Acacia" or the "Company"). Prior to last year's annual meeting of stockholders, we had expressed grave concern about the governance, strategy and management of the Company. In the course of our proxy solicitation we had met with almost all stockholders of Acacia, and once we were elected on June 14, 2018, we began making the comprehensive changes that were required. This Proxy Statement represents the culmination of that work.
From an operational perspective, our immediate priorities were to secure the assets of the Company, including the remaining revenue opportunities in the legacy portfolio. We were very pleased to recruit Marc Booth as Chief Intellectual Property Officer, who in the last five months of 2018 was able to generate $62 million in licensing revenue so that we were able to end the year with $165 million of cash and marketable securities.
On the governance front, our goal has been to identify and recruit a sound Board of Directors as the foundation for rebuilding the Company. We are immensely proud of the Board of Directors we have today. All of our directors are eminently qualified, completely independent and totally committed to the interests of the Company. They are now fully engaged in building a new management team and executing their capital allocation responsibilities.
Our new Board is committed to the highest standards of corporate governance. The first responsibility of directors is to represent stockholders, and our Board is fully committed to the highest level of accountability. Accordingly at this year’s Annual Meeting, we are asking stockholders to approve a rapid declassification of the Board so that starting with next year's annual meeting our stockholders may elect the full Board annually to one year terms, and we request stockholder approval of the following comprehensive governance reforms and stockholder protections:

•
Declassification of the Board: If approved by the requisite vote of stockholders, the Company’s charter will be amended to begin declassifying the Board so that the two directors to be elected at the Annual Meeting will serve one-year terms and all members of the Board will stand for election at the 2020 Annual Meeting of Stockholders.

•
Allow Stockholders to Call a Special Meeting: If approved by the requisite vote of stockholders, the Company’s charter will be amended to provide the holders of at least 25% of our outstanding common stock to call a special meeting of stockholders.

•
Eliminate Supermajority Voting Standards for Certain Bylaw Amendments: If approved by the requisite vote of stockholders, the Company’s charter will be amended to replace the supermajority voting requirement for any actions of stockholders to amend provisions of our bylaws with a simple majority of the votes cast to the extent permitted under Delaware law.

•
Protection of the Company’s NOLs: The Board has adopted a rights plan and approved a charter amendment, both to protect the significant long-term value of the Company’s net operating losses ("NOLs") and related tax credits that it may use to offset taxable income in future years. If the rights plan is ratified by the stockholders and the protective charter amendment approved by the stockholders, the Company will be better positioned to preserve its NOLs and use them to reduce its future income tax liability. We are seeking the adoption of both the rights plan and the charter amendment to protect the NOLs because together the measures will better preserve our U.S. federal and state income tax NOLs totaling approximately $222,860,808 and $19,470,755 and our ability to use these NOLs than either measure could alone. Further, we believe the adoption of both protective measures is appropriate because they are limited in duration to no more than three years without a renewal or extension and the above improvements to our corporate governance counterbalance ensure that stockholders have many ways to hold our directors accountable.

In addition, following a comprehensive review of the Company's governance practices, the Board is implementing a number of reforms designed to ensure that the Company's policies are aligned with stockholder interests and corporate governance best practices, including:

•
Director Election Governance Practices: The Board is adopting a modification of the governance practices for director elections. The Company’s Bylaws will provide that in an uncontested election, each director will be elected by a majority of the votes cast; provided that, if the election is contested, the directors will be elected by a plurality of the votes cast. In an uncontested election, if a nominee for director who is a director at the time of election does not receive the vote of at least the majority of the votes cast at any meeting for the election of directors at which a quorum is present, the director will promptly tender his or her resignation to the Board and remain a director until the Board appoints an individual to fill the office held by such director.

•
Allow Stockholders to Remove Directors With or Without Cause: The Board is adopting an amendment to the Bylaws that will expand stockholders’ right to remove directors so that directors may be removed with or without cause by the affirmative vote of a majority of the shares entitled to vote at the election of directors.

•
Changes to Stockholder Communication and Interaction: The Board is adopting a Policy Statement on Corporate Communications to Investors and Media that facilities better communications. This Policy Statement will set out guidelines for communicating with the stockholders and stakeholders of the Company as well as the media.

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Approval of Anti-Hedging and Anti-Pledging Policy: The Board is adopting an amendment to the Company’s Insider Trading Policy that will prohibit executive officers, directors and employees from engaging in hedging transactions or pledging the Company’s securities as collateral for loans.

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Director Independence: We are adopting Corporate Governance Guidelines that will require at least two-thirds of the Board be independent directors, as defined under the rules of the NASDAQ Stock Market. Our Corporate Governance Guidelines will include categorical standards of independence to assist the Board in making determinations regarding the independence of our directors. The NASDAQ rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, include the additional requirement that members of the Audit Committee may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation. The Corporate Governance Guidelines will also provide that when determining the independence of members of the Compensation Committee, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to the director’s ability to be independent from management in connection with Compensation Committee duties, including, but not limited to, consideration of the sources of compensation of Compensation Committee members, including any consulting, advisory or other compensatory fees paid by the Company, and whether any Compensation Committee member is affiliated with the Company or any of its subsidiaries or affiliates. Compliance by Audit Committee members and Compensation Committee members with these requirements is separately assessed by the Board.

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Director Education: We encourage director education-for example, we recently applied for two members of the Board to attend executive education programs in corporate governance. The Board also receives regular updates regarding new developments in corporate governance.

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Board Role in Oversight of Risk Management: The ultimate responsibility for risk oversight rests with the Board. The Board assesses major risks facing the Company and reviews options for their mitigation. Each Committee of the Board reviews the policies and practices developed and implemented by management to assess and manage risks relevant to the Committee’s responsibilities, and reports to the Board about its deliberations. The Board’s risk oversight function and responsibilities of each Board Committee are described beginning on page 9 of the Proxy Statement.

As representatives of your new Board of Directors, it is our pleasure to work closely with the other members of the Board who are similarly committed to our stockholders and providing effective oversight and guidance to management. We deeply value your support.
Very truly yours,

Clifford Press
Director

Alfred Tobia
Director

The attached Proxy Statement is dated ● and is first being mailed on or about ●.
If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:

Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

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ACACIA RESEARCH CORPORATION
120 Newport Center Drive
Newport Beach, California 92660
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON ●
TO OUR STOCKHOLDERS:
NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Acacia Research Corporation will be held on ●, ●, at ●, local time, at ●, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice of Annual Meeting:

1.
To elect two Class I directors to serve on our Board of Directors for a term of three years expiring upon the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or, if Proposal No. 2 (as set forth in the Proxy Statement) is approved, to serve on our Board of Directors for a term of one year expiring upon the 2020 Annual Meeting of Stockholders;

2.
To approve an amendment to the Amended and Restated Certificate of Incorporation to provide for a declassified Board of Directors such that all members of our Board of Directors shall be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders;

3.	To approve an amendment to the Amended and Restated Certificate of Incorporation to eliminate supermajority vote requirements for specified corporate actions;

4.	To approve an amendment to the Amended and Restated Certificate of Incorporation to grant stockholders the right to call special meetings of the stockholders;

5.	To approve an amendment to the Amended and Restated Certificate of Incorporation to implement certain transfer restrictions to preserve tax benefits associated with our net operating losses;

6.	To ratify the adoption of our Tax Benefits Preservation Plan;

7.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

8.	To approve, by advisory vote, the compensation of our named executive officers; and

9.	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON ●: The Proxy Statement, enclosed proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available at http://proxymaterial.acaciaresearch.com.

Our Board of Directors has established May 22, 2019 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. Only stockholders of record at the close of business on May 22, 2019 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope, even if you plan to attend the Annual Meeting. Returning your completed proxy will ensure your representation at the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting if your shares are held directly in your name as the stockholder of record.

Sincerely,

Marc W. Booth
Chief Intellectual Property Officer
Newport Beach, California
●

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:

Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

[this page intentionally blank]

ACACIA RESEARCH CORPORATION
120 Newport Center Drive
Newport Beach, California 92660
_______________________________
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON ●
_______________________________
General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Acacia Research Corporation (referred to herein as “we,” “us,” “our,” "Acacia" and the “Company”) for use at our 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on ●, ● at ●, local time, and at any adjournment or postponement thereof. The Annual Meeting will be held at ●. Only stockholders of record at the close of business on May 22, 2019 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. These proxy solicitation materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, including audited financial statements, were mailed on or about ● to all stockholders entitled to receive notice of and to vote at the Annual Meeting. In addition, these proxy solicitation materials, our Annual Report on Form 10-K and directions to attend the Annual Meeting, where you may vote in person, are available at http://proxymaterial.acaciaresearch.com.
Questions and Answers
The following are some commonly asked questions raised by our stockholders and answers to each of those questions.

1.	What may I vote on at the Annual Meeting?
At the Annual Meeting, stockholders will consider and vote upon the following matters:

•
Proposal No. 1: The election of two Class I directors to serve on our Board for a term of three years expiring upon the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or, if Proposal No. 2 is approved, to serve on our Board of Directors for a term of one year expiring upon the 2020 Annual Meeting of Stockholders;

•
Proposal No. 2: The approval of an amendment to the Amended and Restated Certificate of Incorporation to provide for a declassified Board of Directors such that all members of our Board of Directors shall be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders;

•	Proposal No. 3: The approval of an amendment to the Amended and Restated Certificate of Incorporation to eliminate supermajority vote requirements for specified corporate actions;

•	Proposal No. 4: The approval of an amendment to the Amended and Restated Certificate of Incorporation to grant stockholders the right to call special meetings of the stockholders;

•
Proposal No. 5: The approval of an amendment to the Amended and Restated Certificate of Incorporation to implement certain transfer restrictions to preserve tax benefits associated with our net operating losses;

•	Proposal No. 6: The ratification of our 2019 Tax Benefits Preservation Plan;

•	Proposal No. 7: The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•	Proposal No. 8: The approval, by advisory vote, of the compensation of our named executive officers, as disclosed in this Proxy Statement;

Stockholders may also be asked to consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

2.	How does the Board of Directors recommend that I vote on the proposals?
The Board recommends that our stockholders vote “FOR” each of the proposals in this proxy by using the enclosed proxy card.
3.    How can I vote my shares in person at the Annual Meeting?
Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name through a brokerage account or by a broker, bank, or other nominee may be voted in person by you only if you obtain a valid proxy from your broker, bank, or other nominee giving you the right to vote the shares.
4.    How can I vote my shares without attending the Annual Meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting. If you hold your shares directly as the stockholder of record, you may submit your proxy by completing and mailing your proxy card. If you hold your shares beneficially in street name, please refer to the voting materials delivered to you by your broker, bank or other nominee for details.
Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the meeting. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

5.	Can I change my vote or revoke my proxy?
If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before the Annual Meeting by: (1) notifying our Secretary in writing; (2) voting in person at the Annual Meeting; or (3) returning a later-dated proxy card. If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee.

If you need assistance changing your proxy, please call our proxy solicitor, Saratoga Proxy Consulting LLC, toll free at (212) 257-1311 or stockholders can call toll free at (888) 368-0379.
6.    Who will count the vote?
A representative of ● will count the votes and a representative from ● will act as the inspector of election.
7.    What does it mean if I get more than one proxy card or voting instruction form?
If your shares are registered differently and are in more than one account, you will receive more than one proxy card or voting instruction form. Sign and return all proxy cards or voting instruction forms to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Trust Company, N.A., or if your shares are held in "street name," by contacting the broker, bank or other nominee holding your shares.

8.	Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock as of the close of business on May 22, 2019, the record date established by the Board (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

9.	How many shares am I entitled to vote?
You may vote all of the shares owned by you as of the close of business on the Record Date, and you are entitled to cast one vote per share of common stock held by you on the Record Date. These shares include shares that are held of record directly in your name, and held for you as the beneficial owner through a stockbroker, bank, or other nominee.

10.    How many votes may be cast?
Each outstanding share of our common stock as of the Record Date will be entitled to one vote on all matters brought before the Annual Meeting. As of May 22, 2019, 50,064,281 shares of our common stock were issued and outstanding.
11.    What is a “quorum” at the Annual Meeting?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a “quorum.” Votes cast by proxy or voting instruction card or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the Annual Meeting who will determine whether or not a quorum is present. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.
12.    What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:

•
Shares held of record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a WHITE proxy card for you to use.

•
Shares owned beneficially. If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee. Please refer to the voting instructions you received from your broker, bank, or other nominee for instructions on the voting methods they offer.

13.	What happens if I abstain?

When an eligible voter attends the Annual Meeting but decides not to vote, his, her or its decision not to vote is called an “abstention.” Properly executed proxy or voting instruction cards that are marked “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

•
abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality, majority or some other percentage of the votes actually cast, and thus will have no effect on the outcome; and

•
abstention shares will have the same effect as votes “against” a proposal if the minimum vote required for approval of the proposal is a majority or some other percentage of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

14.    How do you treat “broker non-votes”?
Broker non-votes occur when shares held by a broker, bank or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank or other nominee (i) does not receive voting instructions from the beneficial owner, and (ii) lacks discretionary authority to vote the shares with respect to a particular proposal.
A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as the election of directors, the amendment of our Amended and Restated Certificate of Incorporation, the advisory vote on the compensation of our named executive officers, and the ratification of our 2019 Tax Benefits Preservation Plan. Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business, but will not affect the outcome of the voting on a proposal the passage of which requires the affirmative vote of a plurality, majority or some other percentage of (i) the votes cast or (ii) the votes present or represented by proxy and entitled to vote on that proposal at the Annual Meeting. Broker non-votes will have the same effect as a vote against a proposal the passage of which requires an affirmative vote of the holders of a majority or some other percentage of the outstanding shares entitled to vote on such proposal. Thus, if you do not give your broker specific voting instructions, your shares will not be voted on the “non-routine” matters described above.

15.	What vote is required to approve each proposal?
Election of Directors: Proposal No. 1. In an uncontested election of directors, such as this election, each nominee for Class I director must be elected by the affirmative vote of the majority of the votes cast with respect to such director by the shares of common stock present in person or represented by proxy and entitled to vote. A "majority of votes cast" means that the number of votes "FOR" a director nominee must exceed the number of votes "AGAINST" that director nominee. If you are present at the Annual Meeting but do not vote for a particular nominee, or if you have given a proxy or voting instruction card and properly withheld authority to vote for a nominee, the shares withheld or not voted will not be counted as votes cast on such matter, although they will be counted for purposes of determining whether there was a quorum. Broker non-votes will not be taken into account in determining the election of directors.

Approval of an amendment to the Amended and Restated Certificate of Incorporation to provide for the declassification of the Board of Directors such that all members of our Board of Directors shall be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders: Proposal No. 2. The approval of Proposal No. 2, regarding an amendment to the Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of our common stock. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Approval of an amendment to the Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements applicable to specified corporate actions: Proposal No. 3. The approval of Proposal No. 3, regarding an amendment to the Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of our common stock. Abstentions and broker non-votes will have the same effect as votes against the proposal.
Approval of an amendment to the Amended and Restated Certificate of Incorporation to grant stockholders the right to call special meetings of the stockholders: Proposal No. 4. The approval of Proposal No. 4, regarding an amendment to the Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of our common stock. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Approval of an amendment to the Amended and Restated Certificate of Incorporation to implement certain transfer restrictions to preserve tax benefits associated with our net operating losses: Proposal No. 5. The approval of Proposal No. 5, regarding an amendment to the Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of our common stock. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Ratification of Our 2019 Tax Benefits Preservation Plan: Proposal No. 6. The approval of Proposal No. 6, regarding our Tax Benefits Preservation Plan, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm: Proposal No. 7. The approval of Proposal No. 7, ratifying the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Because the ratification of the independent registered public accounting firm is a routine matter, we do not anticipate receiving any broker non-votes for this proposal. Abstentions will have the same effect as votes against this proposal.

Advisory Vote on the Compensation of Our Named Executive Officers: Proposal No. 8. The approval of Proposal No. 8, regarding the compensation of our named executive officers, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

16.    How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders, Marc W. Booth, Clifford Press and Alfred V. Tobia, Jr., to vote on such matters at their discretion.

17.	Who are the largest principal stockholders?

For information regarding holders of more than 5% of the outstanding shares of our common stock, see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 38 of this Proxy Statement.

18.	Who will bear the cost of this solicitation?

We will bear the entire cost of this solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to our stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and certain of our regular employees, without additional compensation. We have retained Saratoga Proxy Consulting, LLC, a proxy solicitation firm, to perform various solicitation services. We will pay Saratoga Proxy Consulting, LLC a fee of $20,000 plus phone and other related expenses, in connection with their solicitation services.

19.    Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.
20.    Who can answer my questions?
Your vote at this year's Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Saratoga Proxy Consulting, LLC, the proxy solicitation firm assisting us in the solicitation of proxies:

Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL NO. 1:
ELECTION OF DIRECTORS
General
Our Bylaws provide that the number of directors shall be set by the Board, but in any case shall not be less than five and not more than nine. The Board has set the current number of directors at six. The Board is currently divided into three classes, with each class being as nearly equal in number of directors as possible. The term of a class expires, and their successors are elected for a term of three years, at each annual meeting of our stockholders.
The Board, on the recommendation of the Nominating and Governance Committee, has nominated Katharine Wolanyk and Isaac T. Kohlberg for election at the Annual Meeting to serve as the Class I directors for a term of office expiring at our 2022 Annual Meeting of Stockholders; provided, that if Proposal No. 2 is approved our Amended and Restated Certificate of Incorporation is amended to declassify the Board, Mr. Kohlberg and Ms. Wolanyk will serve as Class I directors for a term of office expiring at our 2020 Annual Meeting of Stockholders. Ms. Wolanyk and Mr. Kohlberg have agreed to serve on the Board if elected, and management has no reason to believe that either of Ms. Wolanyk or Mr. Kohlberg will be unavailable for service. If either Ms. Wolanyk or Mr. Kohlberg are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board.
Majority Vote Standard
Our Bylaws require that each director be elected by the affirmative vote of a majority of the votes cast with respect to such director in uncontested elections such as this one (the number of shares cast "for" a nominee's election exceeds the number of votes cast "against" that nominee). In a contested election, the standard for election of directors is the affirmative vote of a plurality of the votes cast. A contested election is one in which the Board has determined that the number of nominees exceeds the number of directors to be elected at the meeting.
In accordance with our Bylaws, a nominee who does not receive the affirmative vote of a majority of the votes cast shall tender a written offer to resign to the Board within five business days of the certification of the stockholder vote. The Nominating and Governance Committee shall promptly consider the resignation offer and recommend to the full Board whether to accept the resignation. The Board will act on the Nominating and Governance Committee's recommendation within 90 calendar days following certification of the stockholder vote. Thereafter, the Board will promptly disclose its decision whether to accept the director's resignation offer and the reasons for rejecting the resignation offer, if applicable, in a current report on Form 8-K to be filed with the SEC within four business days of the Board's determination. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Governance Committee recommendation or Board action regarding whether to accept the resignation offer.
Required Vote
If a quorum is present and voting, each nominee for Class I director for whom the number of shares cast "for" such nominee's election exceeds the number of votes cast "against" that nominee will be elected to the Board. This proposal is considered a non-routine matter under applicable rules. Accordingly, a broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes and shares withheld or not voted will not be taken into account in determining the election of directors, although they will be counted for purposes of determining whether there was a quorum.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE CLASS I NOMINEES NAMED HEREIN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The following table sets forth information as to the persons who currently serve as our directors.

Name	Age	Director Since	Positions with the Company
Maureen O'Connell*+#	57	2019	Director
Clifford Press%	65	2018	Director
Alfred V. Tobia, Jr.%	54	2018	Director
Katharine Wolanyk*+^#	56	2019	Director
Isaac T. Kohlberg^	67	2019	Director
Luis E. Rinaldini*+^	64	2019	Director
____________________
* Member of the Audit Committee
+ Member of the Compensation Committee
^ Member of the Nominating and Governance Committee
% Member of the Investment Committee
# Member of the Sub-Committee

Class I directors are to be elected at the Annual Meeting. The terms of our Class II directors expire at the 2020 Annual Meeting of Stockholders, and the terms of our Class III directors expire at the 2021 Annual Meeting of Stockholders. If Proposal 2 is approved by our stockholders at the Annual Meeting, our Class III directors, Messrs. Press and Tobia, have committed to resign so that they may be reappointed to the Board for a one-year term such that all directors would then stand for election at the 2020 Annual Meeting of Stockholders.
Biographical information regarding the nominees for election as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.
Information Regarding the Director Nominees (Class I)
Katharine Wolanyk has served as a director since January 2019. Ms. Wolanyk is a Managing Director at Burford Capital, LLC, where she leads the Chicago office as well as Burford’s intellectual property (“IP”) business. Ms. Wolanyk’s career spans the business, legal and engineering arenas, with a particular focus in IP. She was named a World’s Leading IP Strategist by Intellectual Asset Management (IAM) in 2015 through 2018, and writes and speaks frequently on IP issues. Prior to joining Burford, Ms. Wolanyk was President, Chief Legal Officer and a Board member of Soverain Software, an enterprise software company whose patent portfolio has been licensed extensively in the software and Internet retailing industries. Ms. Wolanyk also was IP counsel to Terremark Worldwide, Inc., a publicly traded IT solutions firm, General Counsel of Data Return LLC, a managed hosting provider, Senior Vice President of corporate development at Divine, Inc., a publicly traded enterprise software company a corporate attorney at Latham & Watkins LLP, and a systems engineer at Hughes Aircraft Company. Ms. Wolanyk earned her JD from the University of Chicago Law School, and a BS in engineering from Michigan State University. She has served on the University of Chicago Law School Visiting Committee and on the Board of Managers of the YMCA of Metropolitan Chicago. We believe that Ms. Wolanyk’s extensive business experience and IP expertise make her qualified to serve on the Board.

Isaac T. Kohlberg has served as a director since May 2019. Mr. Kohlberg has had a distinguished career protecting and commercializing IP for leading universities and research institutions. He currently is a Senior Associate Provost and Chief Technology Development Officer at Harvard University, where he is responsible for the strategic management and commercial development of all technologies and IP arising from Harvard's research enterprise. Mr. Kohlberg's role at Harvard University includes industry liaising and outreach, IP Management, business development, technology commercialization and the formation of startup companies and new ventures around Harvard technology platforms. In tandem, he is also responsible for generating, structuring, and negotiating research alliances and collaborations with industry and generating industry-sponsored research funding for Harvard faculty. Prior to joining Harvard in 2005, Mr. Kohlberg was the CEO of Tel Aviv University's Economic Corporation and head of Ramot, its technology transfer organization. Prior to his role at Ramot, Mr. Kohlberg held various roles at New York University ("NYU"), including Vice Provost, Vice President for Industrial Liaison (NYU's technology transfer program) and headed the Office of Science and Technology Administration at NYU School of Medicine. During his time at NYU, the institution entered into a major licensing agreement to develop Remicade, a humanized monoclonal antibody used in treatment of Crohn's Disease and other autoimmune diseases, which led to one of the largest royalty revenue streams generated by any university worldwide. Before joining NYU in 1989, Mr. Kohlberg was the CEO of YEDA, the commercial arm of the Weizmann Institute of Science in Israel. While at YEDA, Mr. Kohlberg negotiated and concluded major royalty-bearing license agreements. A few examples are an agreement with Teva Pharmaceutical Industries Ltd regarding Copaxone, which Teva Pharmaceuticals markets as a proprietary treatment for relapsing/remitting multiple sclerosis, and an agreement with the broadcasting encryption company NDS Group. Mr. Kohlberg has served as a Director at Anchiano Therapeutics Ltd (TLV: ANCN, NASDAQ: ANCN), a pivotal-stage biopharmaceutical company, since 2017 and as a Director at Clal Biotechnology Industries Ltd. (TLV: CBI), a life sciences investment company, since 2015. Mr. Kohlberg received his M.B.A. from Institut Européen d'Administration des Affaires and LL.B. from Tel Aviv University. He also received a diploma in French culture and historical studies from the University of Strasbourg. We believe Mr. Kohberg’s long-term experience in IP commercialization and development makes him qualified to serve on the Board.

Directors with Terms Expiring in 2020 (Class II)
Maureen O’Connell has served as a director since January 2019. Prior to joining Acacia, Ms. O'Connell briefly provided consulting services to the Company from September 2018 to November 2018. Ms. O’Connell is a global business executive, CFO and board director recognized for significant value creation through strategic thinking and action at numerous public companies. She has held executive leadership and board positions in a variety of industries including media, education, digital, retail, technology, professional services, biotech, pharma, homebuilding, real estate and insurance. She has chaired the Audit Committee, served on the Transaction and Nominating Committees, and served as the designated financial expert for Fortune 500 and high growth public companies listed on NYSE and NASDAQ. In addition, Ms. O’Connell is a certified public accountant and has been in good standing since 1987. Ms. O’Connell is also recognized for her extensive M&A experience and her strength in operations and technology. Ms. O’Connell was appointed to the Harte Hanks (NYSE: HHS) Board in June 2018 and is a member of the Audit Committee and Compensation Committee of Harte Hanks. Ms. O’Connell served on the Board of Sucampo Pharmaceuticals Inc. (NASDAQ: SCMP), a fast growth biotech company, from 2013 to 2018. She played a key role in its sale to Mallinckrodt Plc for $1.2 billion in February 2018. From 2007 to 2017, Ms. O'Connell has served as Executive Vice President, Chief Administrative Officer and Chief Financial Officer of Scholastic, Inc., a well-known publisher and distributor of children's books and a leading company in educational technology and children's media. From 2002 to 2007, Ms. O’Connell served on the Board of Beazer Homes (NYSE: BZH), a Fortune 500 homebuilder. Initially, Ms. O’Connell served on the Audit and Compensation Committees of Beazer Homes and in 2003 was named Audit Chair. We believe that Ms. O’Connell’s financial expertise and extensive financial experience at public companies make her qualified to serve on the Board.

Luis E. Rinaldini has served as a director since May 2019. Mr. Rinaldini has been CEO of the merchant bank Groton Partners LLC since he founded the firm in 2003. His principal sectors of focus for his 38 years of investment banking have been in media, telecom, technology, pharmaceuticals and healthcare. At Groton Partners, Mr. Rinaldini has advised Royalty Pharma in over $1.5 billion of recapitalization transactions and numerous royalty acquisitions, Bally Technologies in its $6 billion sale to Scientific Games Corporation and AmBev S.A. in its $20 billion merger with Interbrew S.A. From 2001 to 2002, he was Vice Chairman and Global Head of Telecom Mergers & Acquisitions at Credit Suisse First Boston, based in London. Mr. Rinaldini joined Credit Suisse Frist Boston from Lazard Frères & Co. LLC, where he served on the Executive Committee and was the Senior Managing Director in charge of the Telecom Group as well as the firm's Latin American practice. Mr. Rinaldini joined Lazard in 1080 and became a Managing Director in 1085. During his years at Lazard, Mr. Rinaldini led teams which completed a number of landmark transactions including the acquisitions of RCA Corporation by General Electric Company, RJR Nabisco, Inc. by Kohlberg Kravis Roberts & Co., MCI Communications Corp. by WorldCom, Inc., Ernst & Young Consulting by Capgemini SE, and the merger of Warner Communications, Inc. and Time Inc.. Mr. Rinaldini also directed capital-raising transactions of $1 billion or more for each of Comcast Corporation, Equant, Time Warner Cable and Vivendi SA. Prior to Lazard, Mr. Rinaldini worked as an architect for four years in Philip Johnson's office and completed such notable projects in New York City as the renovation of Avery Fisher Hall in Lincoln Center and the ATT/Sony building at Madison Avenue and 55th Street. Mr. Rinaldini graduated cum laude from Princeton University in Civil Engineering in 1974 and received an MBA from Harvard Business School, (Baker Scholar) in 1980. We believe that Mr. Rinaldini’s strong background in financial transactions and leadership experience make him qualified to serve on the Board.

Directors with Terms Expiring in 2021 (Class III)

Clifford Press has served as a director since June 2018. Mr. Press has been a Managing Member of OPP, LLC, and its predecessor firm, Oliver Press Partners, LLC, an investment advisory firm, since March 2005. From 1986 to March 2003, Mr. Press served as a General Partner of Hyde Park Holdings, Inc., a private equity investment firm that he co-founded. Mr. Press currently serves on the Boards of Directors of Drive Shack, Inc. (NYSE: DS), an operator of golf-related leisure and entertainment businesses, where he has served since February 2016 and Quantum Corporation (OTC: QMCO), a provider of data storage solutions, where he has served since April 2016. From October 2016 until June 2018 Mr. Press served as a director of Stewart Information Services Corporation (NYSE: STC), a real estate information, title insurance and transaction management company. From March 2008 to November 2009, Mr. Press served as a director of Coherent Inc. (NASDAQ:

COHR), a manufacturer of laser-based photonic products. From December 2011 until the company was acquired in February 2013, Mr. Press served as a director of SeaBright Holdings, Inc. (formerly NYSE: SBX), a specialty provider of multi-jurisdictional workers’ compensation insurance. From 2001 to June 2011, Mr. Press served as a director of GM Network Ltd., a private holding company providing Internet-based digital currency services. Mr. Press received his MA degree from Oxford University and an MBA degree from Harvard Business School. We believe that Mr. Press’s financial expertise and over 25 years of experience investing in a broad range of public and private companies, together with his extensive governance oriented public company board experience, makes him well qualified to serve on the Board.

Alfred V. Tobia, Jr. has served as a director since June 2018.  Mr. Tobia is currently Chairman of the Board and Chairman of the Nomination and Governance Committee of Harte Hanks.  Mr. Tobia is a co-Founder and Portfolio Manager for Sidus Investment Management, LLC and its affiliates, founded in 2000, in which capacity he oversees the management of the Sidus equity funds and provides analysis to the firm’s credit fund.  Mr. Tobia was previously a Senior Managing Director and Supervisory Analyst (1996 to 2000) within the data networking and telecommunication equipment sectors at Banc of America Securities (formerly Montgomery). From 1992 to 1996, he was a Senior Analyst at Wertheim Schroeder & Co., focusing on PC and entertainment software, data networking and special situations. Prior to that, Mr. Tobia was an analyst at Mabon Nugent & Co. (1986 to 1992), covering various sectors of technology.  Mr. Tobia graduated in 1986 from Lafayette College with an AB in Engineering with a concentration in Computer Science.  Mr. Tobia has extensive financial experience in both public and private companies and executive experience through the management of a small-cap investment fund. Mr. Tobia’s background and insights provide valuable expertise in corporate finance, strategic planning, and capital and credit markets. We believe Mr. Tobia’s extensive financial experience and his executive and management experience make him qualified to serve on the Board.

Director Independence
Our common stock is listed on The Nasdaq Global Select Market and, therefore, we are subject to the listing requirements of that market. The Board, with the assistance of outside counsel, reviews the professional relationships of potential and current directors, and has determined that Messrs. Kohberg and Rinaldini and Mses. O’Connell and Wolanyk, constituting a majority of our directors, are “independent” as defined in the Listing Rules of The Nasdaq Stock Market.

Board Leadership Structure

Our Bylaws provide the Board with flexibility to combine or separate the positions of Chairman and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. Currently, the positions of Chairman and Chief Executive Officer are separate, with Ms. O’Connell serving as our Chairman. The position of Chief Executive Officer is currently vacant. The Board, with assistance from management and a consultant, is currently conducting a search for CEO candidates.
The Board does not currently have a lead independent director. The Board has determined that this structure is the most effective leadership structure for our company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. In addition, our Audit, Compensation and Nominating and Governance Committees, which oversee critical matters such as our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting, our executive compensation program and the selection and evaluation of our directors and director nominees, each consist entirely of independent directors.

Risk Oversight
The Board is actively involved in the oversight of risks, including credit risk, liquidity risk and operational risk that could affect our business. The Board does not have a standing risk management committee, but administers this oversight function directly through the Board as a whole, as well as through committees of the Board. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting. The Nominating and Governance Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important corporate governance principles and practices and by considering risks related to our director nominee evaluation process. The Compensation Committee assists the Board in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe the Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.
Board Meetings and Committees
The Board held a total of twenty-six meetings and committees of the Board held a total of twelve meetings during the fiscal year ended December 31, 2018. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board and the total number of meetings of all committees of the Board on which that director served. The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, an Investment Committee, an IP Portfolio Committee and a Sub-Committee. The Board has adopted amended charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, each of which may be viewed on our website at www.acaciaresearch.com.
Audit Committee. The Audit Committee currently consists of Mr. Rinaldini and Mses. O’Connell and Wolanyk, each of whom is independent under the listing standards of the Nasdaq Stock Market. Ms. O’Connell currently serves as the Chairman of the Audit Committee. Frank E. Walsh, III served on the Audit Committee until March 30, 2018, when he stepped down from the committee. Joseph E. Davis and Paul Falzone were appointed to the Audit Committee on March 30, 2018 and April 18, 2018 respectively. Mr. Falzone served as the Audit Committee Chairman until his resignation as a director on July 25, 2018. Mr. Davis and Fred A. de Boom served as members of the Audit Committee until their resignation as directors on August 7, 2018. Mr. Press was appointed to the Audit Committee and as Chairman of the Audit Committee on July 31, 2018, Mr. Tobia was appointed to the Audit Committee on August 8, 2018, and C. Allen Bradley, Jr. served on the Audit Committee from August 14, 2018 until his resignation from the Board on May 8, 2019. On February 1, 2019, the Audit Committee was reorganized, with Messrs. Press and Tobia stepping down from the Audit Committee and on May 8, 2019 the Audit Committee was reorganized again with its current membership. The Audit Committee held four meetings during the fiscal year ended December 31, 2018.
The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles, financial reporting practices and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm.

The Board has determined that each of Mr. Rinaldini and Mses. O’Connell and Wolanyk is an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.

Compensation Committee. The Compensation Committee currently consists of Mr. Rinaldini and Mses Wolanyk and O’Connell, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. Rinaldini currently serves as the Chairman of the Compensation Committee. Mr. Walsh served on the Compensation Committee until he stepped down from the committee on February 12, 2018. Edward W. Frykman served as Vice Chairman of the Compensation Committee until his death on April 14, 2018. Mr. Falzone was appointed to the Compensation Committee on March 30, 2018, and Messrs. Falzone and de Boom served on the Compensation Committee until their resignation as directors on July 25, 2018 and August 7, 2018 respectively. Messrs. Press and Tobia were appointed to the Compensation Committee on August 8, 2018 and Mr. Bradley was appointed to the Compensation Committee on August 14, 2018. On February 1, 2019, the Compensation Committee was reorganized with its current membership, with Messrs. Allen, Press and Tobia stepping down from the committee. The Compensation Committee held one meeting during the fiscal year ended December 31, 2018.

Our executive compensation program is administered by the Compensation Committee. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board as well as administering our equity compensation plans. In making decisions regarding executive compensation, the Compensation Committee considers many factors including recommendations from our compensation advisory firm, evaluation of our peer group, the input of our management and other directors. In addition, the Compensation Committee establishes compensation programs that do not encourage excessive risk taking by our named executive officers and we have determined that it is not reasonably likely that our compensation and benefit plans and policies would have a material adverse effect on our company.

For more information on the responsibilities and activities of the Compensation Committee, including the committee’s processes for determining executive compensation, see ““Executive Compensation and Related Information” beginning on page 41 of this Proxy Statement.

Nominating and Governance Committee. The Nominating and Governance Committee currently consists of Ms. Wolanyk and Messrs. Kohlberg and Rinaldini, each of whom is independent under the listing standards of the Nasdaq Stock Market. Ms. Wolanyk currently serves as the Chairman of the Nominating and Governance Committee. William S. Anderson was appointed Chairman of the Nominating and Governance Committee on March 30, 2018, and served on the committee until his resignation as a director on July 25, 2018. Mr. Frykman served on the Nominating the Governance Committee until his death on April 14, 2018. Messrs. Davis, de Boom, Falzone, Walsh and James F. Sanders served on the Nominating and Governance Committee until their director resignations, with the exception of Mr. Walsh, which occurred as follows: Mr. Falzone resigned on July 25, 2018, Messrs. Davis, de Boom and Sanders resigned on August 7, 2018. Mr. Walsh was not reelected as a director at our 2018 Annual Meeting. Mr. Bradley served on the Nominating and Governance Committee from August 14, 2018 until his resignation from the Board on May 8, 2019. The Nominating and Governance Committee held six meetings during the fiscal year ended December 31, 2018. The Nominating and Governance Committee recommended director nominees to the Board for election at the Annual Meeting. The charter for the Nominating and Governance Committee provides that, among its specific responsibilities, the Committee shall:
•Establish criteria and qualifications for Board membership, including standards for assessing independence;

•
Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

•	Recommend to the Board candidates for election or reelection at each annual meeting of stockholders;

•
Annually review our corporate governance processes, and our governance principles, including such issues as the Board’s organization, membership terms, and the structure and frequency of Board meetings, and recommend appropriate changes to the Board;

•
Administer our corporate Codes of Conduct and annually review and assess the adequacy of the corporate Codes of Conduct and recommend any proposed changes to the Board. Specifically, the Nominating and Governance Committee shall discuss with management its compliance with the corporate Codes of Conduct, including any insider and affiliated party transactions, and our procedures to monitor compliance with the corporate Codes of Conduct;

•
Review periodically with our Chief Executive Officer and the Board, the succession plans relating to positions held by senior executives, and make recommendations to the Board regarding the selections of individuals to fill these positions;

•	Oversee the continuing education of existing directors and the orientation of new directors;

•
Monitor the functions of the Board and its committees, as set forth in their respective charters, and coordinate and oversee annual evaluations of the Board’s performance and procedures, including an evaluation of individual directors, and of the Board’s committees; and

•	Assess annually the performance of the duties specified in the Nominating and Governance Committee Charter by the Nominating and Governance Committee and its individual members.

Investment Committee. The Investment Committee was formed by the Board in October 2018 and currently consists of Messrs. Messrs. Press and Tobia. The Investment Committee recommends strategic investments, asset allocations and ranges to guide the investment of the Company's assets. The Committee recommends the selection and retention of outside Investment Managers and reviewed the performance of the Company's assets relative to states objectives and appropriate benchmarks. The Committee also reviews the performance of the Investment Managers relative to appropriate benchmarks and peer groups. The Committee recommends exceptions to these policies and guidelines for the Board's approval as needed and it reviews the overall relevance of policies and objectives from time to time to make recommendations to the Board for changes as needed. The Investment Committee held one meeting during the fiscal year ended December 31, 2018.
Strategic Review Committee. The Strategic Review Committee was dissolved by the Board in October 2018. The Strategic Review Committee held two meetings during the fiscal year ended December 31, 2018.

Director Qualification Standards
There are no specific minimum qualifications that the Nominating and Governance Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Governance Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

•	the highest ethical standards and integrity;

•	a willingness to act on and be accountable for Board decisions;

•	an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues;

•	a history of achievement that reflects high standards for the director candidate and others;

•	loyalty and commitment to driving our success;

•	the independence requirements imposed by the Securities and Exchange Commission, or the SEC, and the Nasdaq Stock Market; and

•	a background that provides a portfolio of experience, qualifications, attributes, skills and knowledge commensurate with our needs.

We do not have a written policy with respect to diversity of members of the Board. However, in considering nominees for service on the Board, the Nominating and Governance Committee takes into consideration, in addition to the criteria summarized above, the diversity of professional experience, viewpoints and skills of members of the Board. Examples of this include management experience, financial expertise and educational background. The Nominating and Governance Committee and the Board believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors and fostering a culture that promotes innovation and vigorous deliberation.
The Nominating and Governance Committee has the following policy with regard to the consideration of any director candidates recommended by security holders:

•
    A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to the Secretary, Acacia Research Corporation, 120 Newport Center Drive, Newport Beach, CA 92660, of his or her intention to make such a nomination. The notice of nomination must have been received by the Secretary at the address below no later than the close of business on ●, in accordance with our Bylaws, in order to be considered for nomination at the next annual meeting.

•
    The notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under the Nasdaq Stock Market’s Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

The Nominating and Governance Committee considers director candidates that are suggested by members of the Nominating and Governance Committee and the full Board, as well as management and stockholders. The Nominating and Governance Committee may, in the future, also retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating and Governance Committee, in its sole discretion. The process by the Nominating and Governance Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm), compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long term interest of our stockholders and contribute to our overall corporate goals.

Codes of Conduct
In February 2019, we adopted an updated corporate Code of Conduct for Employees and Directors and corporate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers both of which may be viewed on our website at www.acaciaresearch.com. The corporate Code of Conduct for Employees and Directors applies to all of our officers, directors and employees. The Code of Conduct for Chief Executive Officer and Other Senior Financial Officers is an additional code that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Any waiver of the corporate Code of Conduct for Employees and Directors may be made only by the Board and must be promptly disclosed to stockholders in the manner required by applicable law. Any waiver of the Code of Conduct for Chief Executive Officer and Other Senior Financial Officers may be made only by the Audit Committee and must be promptly disclosed to stockholders in the manner required by applicable law.

Insider Trading Policy
Our corporate Insider Trading Policy may be viewed on our website at www.acaciaresearch.com. The Insider Trading Policy applies to all of our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions.
Stockholder Communications with Directors
Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, the particular member or committee of the Board, c/o Acacia Research Corporation, Attention: Secretary, 120 Newport Center Drive, Newport Beach, California 92660. All communications addressed to the Board or a particular member or committee of the Board will be relayed to that addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. Please refer to our website at www.acaciaresearch.com for changes in this process. The Board, the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication.
Board Member Attendance at Annual Stockholder Meetings
Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Four of our directors attended our 2018 annual meeting of stockholders.

2018 DIRECTOR COMPENSATION TABLE

The following table provides fiscal year 2018 compensation information for our non-employee directors who served on the Board during 2018:

Current Members of the Board of Directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)

Clifford Press(3)	385,724	—	—	—	—	—	385,724
Alfred V. Tobia, Jr.(3)	380,169	—	—	—	—	—	380,169
Maureen O'Connell(4)	—	—		—	—	100,000	100,000
Katharine Wolanyk(4)	—	—	—	—	—	—	—
Isaac T. Kohlberg(5)	—	—	—	—	—	—	—
Luis E. Rinaldini(5)	—	—	—	—	—	—	—

Prior members of the Board of Directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(6)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(7)	Total ($)

William S. Anderson(8)	11,779	—		—	—	—	11,779
Joseph E. Davis	28,173	—	—	—	—	—	28,173
Fred A. deBoom	55,951	—		—	—	—	55,951
Paul Falzone	23,378	—	—	—	—	—	23,378
Edward W. Frykman(9)	26,668	—	—	—	—	—	26,668
G. Louis Graziadio, III[4]	37,335	—	436,575	—	—	62,500	536,410
James F. Sanders	48,174	—	87,315	—	—	—	135,489
Frank E. Walsh, III	37,335	—	174,630	—	—	—	211,965
C. Allen Bradley, Jr.(10)	30,539	—	—	—	—	—	30,539
_________________________________________
(1) Amounts shown represent the aggregate grant date fair value of stock option awards granted to the directors as determined pursuant to ASC Topic 718, “Compensation - Stock Compensation,” or ASC Topic 718. The methodology used to calculate the value of stock options is set forth under Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on March 15, 2019.

(2)	Ms. O'Connell briefly provided consulting services to the Company in fiscal year 2018 for total compensation of $100,000.

(3)
Due to exigent circumstances in connection with the departure of the Company's previous management team, each of Messrs. Press and Tobia received $337,500 in total compensation for services rendered above and beyond their duties as directors of the Company.

(4)	Mses. O'Connell and Wolanyk were appointed to the Board on January 17, 2019.

(5)	Messrs. Kohlberg and Rinaldini were appointed to the Board on May 6, 2019.

(6)
Messrs. Graziadio, Sanders and Walsh each received a grant of stock options on January 2, 2018 which subsequently expired unexercised. Messrs. Graziadio and Walsh were not reelected as directors at our Annual Meeting on June 14, 2018. Messrs. Anderson and Falzone resigned on July 25, 2018. Messrs. Davis, deBoom and Sanders resigned on August 7, 2018. There were no option awards outstanding at fiscal year-end for any of these directors.

(7)
Reflects cash payments totaling $62,500 made by us to Second Southern Corp., a company wholly owned by Mr. Graziadio and which he serves as President, in accordance with the Second Southern Corp. Consulting Agreement effective August 1, 2016, described below under the caption, “Certain Relationships and Related Transactions” beginning on page 51 of this Proxy Statement.

On February 16, 2017, we granted profits interest units in our majority owned subsidiary to each of our named executive officers and Mr. Graziadio as described below under the caption, “AIP Profits Interest Units” beginning on page 42 of this Proxy Statement. Mr. Graziadio's profits interests units are vested and remain outstanding as of December 31, 2018. Mr. Graziadio can only realize value from the profits interest units if, and only if, we receive our unreturned capital related to the contribution of certain assets and there is a profit actually realized related to those assets, as described in more detail below under the caption, “AIP Profits Interest Units” beginning on page 42 of this Proxy Statement.

(8)	Mr. Anderson received a total of $45,379 in fees in fiscal year 2018, however, he returned $33,600 to the Company for failing to attend at least 75% of Board meetings held in fiscal year 2017.

(9)
Mr. Frykman passed away on April 14, 2018. As of December 31, 2018 Mr. Frykman's estate had 102,800 vested and unexercised option awards with exercise prices ranging from $3.12 to $5.75. All of these options expired unexercised on April 13, 2019.

(10)	Mr. Bradley resigned from the Board on May 8, 2019.

PROPOSAL NO. 2:
APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR A DECLASSIFIED BOARD OF DIRECTORS
Our Board of Directors has unanimously approved and recommends that our stockholders approve an amendment to the Amended and Restated Certificate of Incorporation, which provides for the establishment of a declassified board structure. Our Board of Directors currently consists of six (6) members with two (2) Class I directors serving until the Annual Meeting, two (2) Class II director serving until the 2020 Annual Meeting of Stockholders and two (2) Class III directors serving until the 2021 Annual Meeting. The specific amendments to our Certificate of Incorporation necessary to make these changes are included in the full text of the Certificate of Incorporation, as proposed to be amended (the “Restated Certificate”), a copy of which is attached to this Proxy Statement as Appendix A and incorporated herein by reference.
Proposed Declassification of the Board
If adopted, Proposal No. 2 would amend our Certificate of Incorporation to remove the director classifications as the current term of each class of directors expires at the Annual Meeting, the 2020 Annual Meeting of Stockholders and the 2021 Annual Meeting of Stockholders. The current Certificate of Incorporation has each class of directors serving three-year terms with the Class I directors’ term expiring at the Annual Meeting, the Class II directors' term expiring at the 2020 Annual Meeting of Stockholders and the Class III directors’ term expiring at the 2021 Annual Meeting of Stockholders.
If this Proposal No. 2 is approved, upon the filing with the Secretary of State of the State of Delaware, the Restated Certificate will declassify the Board immediately so that at the 2020 Annual Meeting all directors will be up for election. Directors elected at the Annual Meeting (i.e., the Class I directors) will serve on the Board until the 2020 Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify; subject, however, to prior death, resignation, retirement, disqualification or removal as a director. If this Proposal No. 2 is approved, each of our Class III directors, Messrs. Press and Tobia, have committed to tender his resignation immediately following the Annual Meeting if he is a member of the Board at that time, and each of them will immediately thereafter be appointed by the Board to one-year terms to serve until the 2020 Annual Meeting of Stockholders, and they, or any successors, will stand for election with our Class I and Class II directors to a one-year term at our 2020 Annual Meeting of Stockholders. Effective as of the 2020 Annual Meeting of Stockholders, the division of directors into three (3) classes shall terminate and all directors shall be elected to serve on the Board until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify; subject, however, to prior death, resignation, retirement, disqualification or removal as a director.
This summary does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate attached hereto as Appendix A.
Advantages of Board Declassification
In determining whether to propose declassifying the Board to our stockholders, the Board considered the arguments in favor of and against continuation of the classified Board structure and determined that it would be in the best interests of the Company and our stockholders to declassify the Board.
The Board recognized that a classified board structure may reduce directors' accountability to stockholders, since such a structure does not enable stockholders to express a view on each director's performance by means of an annual vote, and that many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies.
Required Vote
The affirmative vote of the holders majority of the outstanding shares of our common stock is required to approve this Proposal No. 2. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Unbundling with Other Proposals

This Proposal No. 2 is separate from the approval of Proposal No. 3 (Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Vote Requirements for Specified Corporate Actions), Proposal

No. 4 (Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Grant Stockholders the Right to Call Special Meetings of the Stockholders) and Proposal No. 5 (Approval of An Amendment to the Amended and Restated Certificate of Incorporation to Implement Certain Transfer Restrictions to Preserve Tax Benefits Associated With Our Net Operating Losses). Your votes on Proposals Nos. 3, 4 and 5 do not affect your vote on Proposal No. 2. You can vote “FOR” or “AGAINST”, or “ABSTAIN” from voting on any of these proposals.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in our best interests and the best interests of our stockholders.

Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATE CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ELECTION OF A DECLASSIFIED BOARD OF DIRECTORS AS SET FORTH ABOVE. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3:
APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTE REQUIREMENTS FOR SPECIFIED CORPORATE ACTIONS
Our Board of Directors has unanimously approved and recommends that our stockholders approve an amendment to the Amended and Restated Certificate of Incorporation to eliminate the supermajority stockholder approval requirements for specified corporate actions, including amendment of our Bylaws. The specific amendments to our Certificate of Incorporation that are necessary to make these changes are included in the Restated Certificate attached to this Proxy Statement as Appendix A, and are incorporated herein by reference.

Delaware law grants stockholders the right to amend, adopt, alter and repeal the bylaws of a corporation subject to the voting requirements set forth in a corporation’s certificate of incorporation. Our current Certificate of Incorporation requires 66-2/3% of the voting power of the capital stock of the Company for the stockholders to adopt, amend, alter or repeal any provisions of our Bylaws.

If this Proposal No. 3 is approved, upon the filing with the Secretary of State of the State of Delaware, the Restated Certificate will require a majority of the voting power of the capital stock of the Company entitled to vote thereon to adopt, amend, alter or repeal any provision of our Bylaws.
This summary does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate attached hereto as Appendix A.
Advantages of Eliminating the Supermajority Vote Requirement
The Board recognizes that a majority voting standard for effecting changes to our Bylaws increases the ability of stockholders to participate in governance of the Company and aligns the Company with recognized best practices in corporate governance.
Required Vote
The affirmative vote of the holders majority of the outstanding shares of our common stock is required to approve this Proposal No. 3. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Unbundling with Other Proposals

This Proposal No. 3 is separate from the approval of Proposal No. 2 (Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Provide for a Declassified Board of Directors), Proposal No. 4 (Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Grant Stockholders the Right to Call Special Meetings of the Stockholders) and Proposal No. 5 (Approval of An Amendment to the Amended and Restated Certificate of Incorporation to Implement Certain Transfer Restrictions to Preserve Tax Benefits Associated With Our Net Operating Losses). Your votes on Proposals Nos. 2, 4 and 5 do not affect your vote on Proposal No. 3. You can vote “FOR” or “AGAINST”, or “ABSTAIN” from voting on any of these proposals.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in our best interests and the best interests of our stockholders.

Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATE CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY STOCKHOLDER APPROVAL REQUIREMENTS FOR SPECIFIED CORPORATE ACTIONS AS SET FORTH ABOVE. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 4:
APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO GRANT STOCKHOLDERS THE RIGHT TO CALL SPECIAL MEETINGS OF THE STOCKHOLDERS
Our Board of Directors has unanimously approved and recommends that our stockholders approve an amendment to the Amended and Restated Certificate of Incorporation to permit the stockholder s to call a special meeting of the stockholders. The specific amendments to our Certificate of Incorporation that are necessary to make these changes are included in the Restated Certificate attached to this Proxy Statement as Appendix A, and are incorporated herein by reference.
Delaware law does not grant stockholders of a corporation the absolute right to call a special meeting. Rather, it provides that special meetings of stockholders may be called by the stockholders in accordance with the certificate of incorporation and bylaws of a corporation. Our current Certificate of Incorporation and Bylaws only allow special meetings of the stockholders to be called by the Board of Directors, the Chairman of the Board of Directors or the President.
If this Proposal No. 4 is approved, upon the filing with the Secretary of State of the State of Delaware, the Restated Certificate will grant stockholders of record that hold at least 25% (the “Requisite Percent”) in voting power of the outstanding shares of stock of the Company to request a special meeting of the stockholders upon delivering a notice to the Secretary of the Company. Such notice must comply with the procedures and conditions and any other provisions set forth in our Bylaws. Upon receipt of a proper notice to call a special meeting of the stockholders, the Secretary of the Company shall call a special meeting of the stockholders.
This summary does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate attached hereto as Appendix A.

Advantages of Granting Stockholders the Right to Call Special Meetings of the Stockholders
If stockholders are unable to call special meetings, it may deter certain acquisitions of our stock and may delay, deter or impede stockholder action not approved by our Board of Directors. Such actions may include stockholder attempts to obtain control of our Board of Directors, unsolicited tender offers or other efforts to acquire control of the Company, including the initiation or consummation of business transactions, such as reorganizations, mergers, or recapitalizations, which are opposed by our Board of Directors even though sought by a majority of our stockholders. Based on a careful review by the Board of Directors, we think it is in the best interest of the stockholders to grant stockholders the right to call special meetings of the stockholders.
In addition, the Board of Directors has carefully reviewed the Company’s current market capitalization, recent volatility in the Company’s stock price and recent turnover in the Company’s stockholders. In light of these circumstances and the other proposed stockholder friendly changes set forth in this Proxy Statement with respect to corporate governance, we think it is appropriate to set the Requisite Percent at 25%.
Required Vote
The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this Proposal No. 4. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Unbundling with Other Proposals

This Proposal No. 4 is separate from the approval of Proposal No. 2 (Approval of Restated Certificate to Declassify the Board), Proposal No. 3 (Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Vote Requirements for Specified Corporate Actions) and Proposal No. 5 (Approval of An Amendment to the Amended and Restated Certificate of Incorporation to Implement Certain Transfer Restrictions to Preserve Tax Benefits Associated With Our Net Operating Losses). Your votes on Proposals Nos. 2, 3 and 5 do not affect your vote on Proposal No. 4. You can vote “FOR” or “AGAINST”, or “ABSTAIN” from voting on any of these proposals.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in our best interests and the best interests of our stockholders.

Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATE CERTIFICATE OF INCORPORATION TO GRANT THE STOCKHOLDERS THE RIGHT TO CALL SPECIAL MEETINGS OF THE STOCKHOLDERS AS SET FORTH ABOVE. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 5:
THE APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT CERTAIN TRANSFER RESTRICTIONS TO PRESERVE TAX BENEFITS ASSOCIATED WITH OUR NET OPERATING LOSSES
For the reasons discussed below under “Background,” our Board of Directors recommends that our stockholders vote FOR this Proposal No. 5 to adopt an amendment to our Certificate of Incorporation (the “Protective Amendment”) to protect the significant potential long-term tax benefits presented by our net operating loss carryforwards (“NOLs”) and tax credits (“Tax Benefits”). The Protective Amendment is designed to prevent certain transfers of our common stock that could result in an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and, therefore, significantly impair the value of our NOLs. The specific amendments to our Certificate of Incorporation that are necessary to make these changes are included in the Restated Certificate attached to this Proxy Statement as Appendix A, and are incorporated herein by reference. The Board believes it is in our and our stockholders’ best interests to adopt the Protective Amendment to help protect our NOLs.
The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.899% of our common stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. Our Board of Directors has adopted resolutions approving and declaring the advisability of amending our Certificate of Incorporation as described below, and the complete text of the Protective Amendment is set forth in the Restated Certificate attached as Appendix A to this Proxy Statement. However, in order for the Protective Amendment to be implemented, it first must be approved by our stockholders at the Annual Meeting.
The Protective Amendment, if approved by our stockholders, would become effective upon the filing of the Restated Certificate with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after the Protective Amendment is approved by our stockholders. Even if approved by the stockholders, the Board of Directors retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.
Background
As also described in Proposal No. 6’s “Background” section below, our past operations generated significant NOLs. Under federal tax laws, we generally can use our NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of December 31, 2018, according to our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on March 10, 2019, we had U.S. federal and state income tax NOLs totaling approximately $222,860,808 and $19,470,755, expiring between 2025 and 2035, and 2017 and 2036, respectively. As a result of the enactment of Public Law 115-97, commonly referred to as the Tax Cuts and Jobs Act of 2017, NOLs generated after December 31, 2017 do not expire and may be carried forward indefinitely and used to offset up to 80% of ordinary income (computed without regard to the NOL deduction), however, any such NOLs cannot be used to reduce ordinary income tax paid in prior tax years. While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.
Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382. Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our common stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.
If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change of the Company has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our NOLs are fully-utilized or expire.
After careful consideration, our Board of Directors determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is to adopt the Protective Amendment and to maintain our Tax Benefits Preservation Plan, dated as of March 16, 2019 (the "Plan"). The Plan was adopted by the Board on March 12, 2019, and we are seeking ratification of the Plan by our stockholders at the Annual Meeting. The Plan is described below in Proposal No. 6, and a copy of the Plan is attached to this Proxy Statement as Appendix B, and is incorporated herein by reference.
Our Board of Directors urges stockholders to read Proposal No. 5 and the items discussed below under the heading “Certain Considerations Related to the Protective Amendment” and the complete text of the Protective Amendment, which is set forth in the Restated Certificate attached as Appendix A to this Proxy Statement. It is important to note that neither the Protective Amendment nor the Plan, nor the two taken together, offers a complete solution and that an ownership change may occur even if the Protective Amendment is approved by our stockholders. There may be limitations on the enforceability of the Protective Amendment against stockholders who do not vote to approve it that may allow an ownership change to occur. Moreover, the Plan may deter, but ultimately cannot block, transfers of common stock that might result in an ownership change. The limitations of the Protective Amendment are described in more detail below. Because of their individual limitations, the Board believes that the adoption of the Protective Amendment and ratifying the Plan is appropriate and that together they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant potential long-term tax benefits presented by our NOLs. Accordingly, the Board of Directors recommends that stockholders approve the this Proposal No. 5 to approve the Protective Amendment.
Description
The following description of the Protective Amendment is qualified in its entirety by reference to the complete text of the Protective Amendment, which is set forth in the Restated Certificate attached as Appendix A to this Proxy Statement. Please read the Protective Amendment in its entirety as the discussion below is only a summary.
Prohibited Transfers. The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our common stock that result from the transfer of interests in other entities that own our common stock) if the effect would be to:
• increase the direct or indirect ownership of our common stock by any Person (as defined below) from less than 4.899% to 4.899% or more of our common stock; or
• increase the percentage of our common stock owned directly or indirectly by a Person owning or deemed to own 4.899% or more of our common stock.
“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.
Complicated “constructive” ownership rules prescribed by the Code (and regulations promulgated thereunder) apply for purposes of determining whether a Person is a 4.899% stockholder under the Protective Amendment. For example, these rules can attribute ownership of common stock among certain related persons, among a corporation and its shareholders, and among a partnership and its partners. In addition, under Section 382, groups of public shareholders can be treated as a single shareholder under the Protective Amendment (so-called “public groups”), including groups of investors who hold common stock indirectly through an aggregating vehicle (such as an investment fund). Each holder of common stock should consult its tax advisers to determine whether such holder is a 4.899% shareholder under the Protective Amendment.
Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would exceed the 4.899% thresholds discussed above, or to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to exceed such threshold under the constructive ownership rules described above.. A transfer from one member of a public group to another member of the same public group does not increase the percentage of our common stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. In addition, in order to facilitate sales by our stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of our common stock where the transferee is a public group. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our common stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our common stock.
These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.
Consequences of Prohibited Transfers. Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, our common stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”
In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).
To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.
A transfer of common stock that does not involve a transfer of our securities within the meaning of Delaware law may cause a person to violate the Protective Amendment. For example, a redemption of shares of common stock may cause a Person to own common stock in excess of the ownership limit. Similarly, an indirect owner of common stock may exceed the ownership limitation by operation of the constructive ownership rules described above. In this latter case, the direct owner of our common stock (whether or not owning shares in excess of the ownership limit) will be subject to the excess share procedures described above and will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause the indirect owner of common stock not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.
Modification and Waiver of Transfer Restrictions. In addition, our Board of Directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If our Board of Directors decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board of Directors may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board of Directors may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board of Directors (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of our NOLs under Section 382. If our Board of Directors decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.

In the event of a change in law, our Board of Directors will be authorized to modify the applicable allowable percentage ownership interest (currently 4.899%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board of Directors determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve our NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.
Our Board of Directors may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of common stock would jeopardize our ability to use our NOLs.
Implementation and Expiration
If our stockholders approve the Protective Amendment, we intend to file the Protective Amendment promptly with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.
Even if our stockholders approve the Protective Amendment, the Board retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.
The Protective Amendment would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the Protective Amendment with the Secretary of State of the State of Delaware, (ii) our Board of Directors’ determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which our Board of Directors determines that none of our NOLs may be carried forward and (iv) such date as our Board of Directors otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs. Our Board of Directors may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if our Board of Directors has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.
Effectiveness and Enforceability
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:
The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.
A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular stockholder or fact situation. Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.
Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective. However, our Board of Directors has adopted the Plan, which is intended to act as a deterrent to any person acquiring more than 4.899% of our common stock and endangering our ability to use our NOLs.
As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.
Section 382 Ownership Change Determinations
The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:
Each stockholder who owns less than 5% of our common stock is generally (but not always) aggregated with other such stockholders and treated as a single “5-percent stockholder” for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.
There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.
Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.
Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.
Our redemption or buyback of our common stock will increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.
Certain Considerations Related to the Protective Amendment
Our Board believes that attempting to protect the tax benefits of our NOLs as described above under “Background” is in our and our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is approved. Please consider the items discussed below in voting on this Proposal No. 5.
The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.
The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment is in place.
Continued Risk of Ownership Change
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our common stock will be enforceable against all our stockholders, and it may be subject to challenge on equitable grounds, as discussed above.
Potential Effects on Liquidity

The Protective Amendment will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our common stock approaches the restricted levels.
Potential Impact on Value
If the Protective Amendment is adopted, our Board of Directors intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not choose to purchase our common stock, the Protective Amendment could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs.
Potential Anti-Takeover Impact
The reason our Board of Directors approved the Protective Amendment is to protect the significant potential long-term tax benefits presented by our NOLs. The Protective Amendment is not intended to prevent a takeover of the Company. However, the Protective Amendment, if approved by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.899% of our common stock and the ability of persons, entities or groups now owning more than 4.899% of our common stock to acquire additional shares of our common stock without the approval of our Board of Directors. Accordingly, the overall effects of the Protective Amendment, if approved by our stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.
Effect of the Protective Amendment If You Vote For It and Already Directly or Indirectly Own More Than 4.99% of our common stock
If you already own more than 4.899% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.899% or more of our common stock or create a new holder of 4.899% or more of our common stock. You will also be able to transfer your shares of our common stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.
Effect of the Protective Amendment If You Vote For It and Directly or Indirectly Own Less Than 4.899% of our common stock
The Protective Amendment will apply to you, but, so long as you own less than 4.899% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.899% of our common stock.
Effect of the Protective Amendment If You Vote Against It
Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

This summary does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate attached hereto as Appendix A.

Required Vote
The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this Proposal No. 5. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Unbundling with Other Proposals

This Proposal No. 5 is separate from the approval of Proposal No. 2 (Approval of Restated Certificate to Declassify the Board), Proposal No. 3 (Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Vote Requirements for Specified Corporate Actions) and Proposal No. 4 (Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Grant Stockholders the Right to Call Special Meetings of the Stockholders). Your votes on Proposals Nos. 2, 3 and 4 do not affect your vote on Proposal No. 5. You can vote “FOR” or “AGAINST”, or “ABSTAIN” from voting on any of these proposals.

Further, this Proposal No. 5 is separate from the approval of Proposal No. 6 (Ratification of 2019 Tax Benefits Preservation Plan). Your vote on Proposal No. 6 does not affect your vote on Proposal No. 5. You can vote “FOR” or “AGAINST”, or “ABSTAIN” from voting on either of these proposals.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in our best interests and the best interests of our stockholders.

Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATE CERTIFICATE OF INCORPORATION TO IMPLEMENT CERTAIN TRANSFER RESTRICTIONS TO PRESERVE TAX BENEFITS ASSOCIATED WITH OUR NET OPERATING LOSSES AS SET FORTH ABOVE. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 6:
RATIFICATION OF 2019 TAX BENEFITS PRESERVATION PLAN

We are asking our stockholders to ratify the Tax Benefits Preservation Plan, dated as of March 16, 2019 (the "Plan"), by and between the Company and Computershare Trust Company, N.A., as Rights Agent (the "Rights Agent"), as disclosed in this Proxy Statement and in Appendix B to this Proxy Statement. The Plan is currently in effect.
Please read the Plan in its entirety as the discussion below is only a summary.

Background

On March 12, 2019, our Board approved the adoption of the Plan in order to protect our ability to utilize potential tax assets, such as NOLs and Tax Benefits to offset potential future taxable income. According to our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on March 10, 2019, we had U.S. federal and state income tax NOLs totaling approximately $222,860,808 and $19,470,755, expiring between 2025 and 2035, and 2017 and 2036, respectively. As such, the potential economic benefit of the Plan is material. The Code limits the ability of a company to use its NOLs if it experiences an “ownership change,” as defined in Section 382 of the Code. A company generally experiences such an ownership change if the percentage of its stock owned by its “5-percent stockholders,” as defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period.
The Plan is designed to reduce the likelihood that we will experience an ownership change by discouraging any (i) person or group from acquiring beneficial ownership of 4.9% or more of our outstanding common stock and (ii) any existing stockholders who, as of the time of the first public announcement of the adoption of the Plan, beneficially own more than 4.9% of our then-outstanding shares of our common stock from acquiring additional shares of our common stock (subject to certain exceptions). There is no guarantee, however, that the Plan will prevent us from experiencing an ownership change.
A company that experiences an ownership change generally will be subject to an annual limitation on certain of its pre-ownership change tax assets equal to the value of the corporation immediately before the ownership change, multiplied by the long-term-tax-exempt rate (subject to certain adjustments), provided that the annual limitation will be increased each year to the extent that there is an unused limitation in a prior year. The limitation arising from an ownership change on our ability to utilize the Tax Benefits depends on the value of our stock at the time of the ownership change. If our Tax Benefits are subject to limitation because we experience an ownership change, depending on the value of our stock at the time of the ownership change, our tangible common equity might be reduced.
In connection with the adoption of the Plan, our Board authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of our common stock to stockholders of record at the close of business on March 16, 2019.
Description of the Plan
The following summary of the Plan does not purport to be complete and is qualified in its entirety by the full text of the Plan, a copy of which is attached as an appendix to this Proxy Statement and is incorporated herein by reference.
Distribution Date. Subject to certain exceptions, Rights would separate from our common stock and become exercisable apart from our common stock only following the earlier of (i) the close of business on the tenth (10th) business day after public announcement that a person has become an “Acquiring Person” or (ii) the close of business on the tenth (10th) business day (or such later date as our Board shall determine) after a third party makes a tender or exchange offer which, if consummated, would result in such third party becoming an Acquiring Person.
Exercise of Rights. On or after the Distribution Date, each Right would initially entitle the holder to purchase one one-thousandth of a share of our Series B Junior Participating Preferred Stock (the “Preferred Stock”), for a purchase price of $12.00 (subject to adjustment) (the “Exercise Price”). Under certain circumstances set forth in the Plan, we may suspend the exercisability of the Rights.
Definition of Acquiring Person. An “Acquiring Person” is a person or group that, together with affiliates and associates of such person or group, acquires beneficial ownership of 4.9% or more of our common stock, other than: (i) our company, our subsidiaries and our respective employee benefit plans; (ii) any stockholder that, as of the time of the first public announcement of adoption of the Plan, beneficially owns 4.9% or more of our common stock (unless and until such person thereafter acquires any additional shares of our common stock, subject to certain exceptions); (iii) a person who becomes an

Acquiring Person solely as a result of our repurchasing shares of our common stock or a stock dividend, stock split, reverse stock split or similar transaction effected by us (unless and until such person acquires additional shares, other than in certain specified exempt transactions) and (iv) certain stockholders who, inadvertently or without knowledge of the terms of the Rights, buy shares in excess of 4.899% of our common stock and who thereafter reduce the percentage of shares owned below 4.9%. Prior to the Distribution Date, our Board has sole discretion to make an affirmative determination, taking into account the intent and purposes of the Plan or other circumstances facing us, that a person is not an Acquiring Person (even if such person satisfies the requirements of any of subclauses (i), (ii), (iii) or (iv) above if and for so long as such person complies with any limitations or conditions required by our Board in making such determination).
“Flip-in” Feature. If any person or group of affiliated or associated persons becomes an Acquiring Person, then each Right (other than Rights owned by an Acquiring Person, its affiliates, associates or certain transferees, which will become void) will entitle the holder to purchase, at the then current exercise price, our common stock (or, in certain circumstances, a combination of our common stock, other securities, cash or other property) having a value of twice the exercise price of the Right, in effect enabling a purchase at half-price. However, Rights are not exercisable following such an event until such time as the Rights are no longer redeemable by us as described below.
“Flip-over” Feature. If, at any time after a person or group of affiliated or associated persons becomes an Acquiring Person, we engage in a merger or other business combination transaction or series of related transactions in which we are not the surviving corporation, our common stock is changed or exchanged, or fifty percent (50%) or more of its assets, cash flow or earning power is sold, then each Right (not previously voided by the occurrence of a Flip-in Event) will entitle the holder to purchase, at the Right’s then current exercise price, common stock of such Acquiring Person having a value of twice the Right’s then current exercise price, in effect enabling a purchase at half-price.
Exchange Option. At any time after a person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the then outstanding shares of our common stock, our Board may, in lieu of allowing Rights to be exercised, cause each outstanding Right (other than Rights owned by an Acquiring Person, its affiliates, associates or certain transferees, which will become void) to be exchanged for one share of our common stock or one one-thousandth of a share of Preferred Stock, in each case as adjusted to reflect stock splits or similar transactions.
Redemption. The Rights may be redeemed by our Board, at a price of $0.001 per Right at any time prior to the earlier of (i) the tenth (10th) business day following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person or (ii) the final expiration of the Rights.
Power to Amend. Prior to a Distribution Date, we may amend the Plan in any respect, other than to extend the expiration of the Rights, without stockholder approval. From and after a Distribution Date, we may amend the Plan without the approval of holders of certificates representing Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision which may be defective or inconsistent with any other provisions, (iii) shorten or lengthen any time period (other than to lengthen the final expiration date of the Rights) or (iv) change or supplement the provisions in any manner which we may deem necessary or desirable and which does not adversely affect the interests of the holders of certificates representing Rights. The Plan, however, may not be amended at such time as the Rights are not redeemable (other than certain limited technical amendments).
Expiration. The Rights will expire on the earliest of (i) 5:00 P.M., New York, New York time, on March 15, 2021, (ii) the time at which the rights are redeemed or exchanged pursuant to the Plan, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if our Board determines that the Plan is no longer necessary or desirable for the preservation of Tax Benefits or (iv) the close of business on the first day of a taxable year of our company to which our Board determines that Tax Benefits may not be carried forward.
Rights Certificates. Prior to a Distribution Date, the Rights will be evidenced by, and trade with, our common stock and will not be exercisable or transferable apart from our common stock. After a Distribution Date, the Rights Agent will send certificates representing Rights to stockholders and the Rights will trade independent of our common stock.
No Rights as a Stockholder; Other Matters. Until a Right is exercised, the holder of Rights, as such, is not entitled to any separate rights as a stockholder of our company (such as voting or dividend rights). Although the distribution of the Rights will not be taxable to stockholders or to us for U.S. federal income tax purposes, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for our common stock (or other consideration) or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

Additional Considerations
Our Board believes that approval by our stockholders of the Plan is in our and our stockholders’ best interests. However, in addition to the risk factors listed in our Annual Report on Form 10-K, please consider the items discussed below when voting on this proposal.
The Internal Revenue Service could challenge the amount of our Tax Benefits or claim we experienced an ownership change, which could significantly reduce the amount of our Tax Benefits that we can use or eliminate our ability to use them altogether.
The Internal Revenue Service (the “IRS”) has not audited or otherwise validated the amount of our Tax Benefits. The IRS could challenge the amount of our Tax Benefits, which could limit our ability to use our Tax Benefits to reduce our future taxable income. In addition, the complexity of the relevant rules under the Code governing the use of Tax Benefits and the limited knowledge that any public company has about the ownership of its publicly traded common stock, may make it difficult to determine whether an ownership change has occurred. As such, even if the Plan remains in effect, the IRS could claim that we experienced an ownership change and attempt to reduce or eliminate the amount of our Tax Benefits.
Continued Risk of Ownership Change
As discussed above, although the Plan is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our common stock that could result in an ownership change.
Potential Impact on the Price of Our Common Stock
The Plan, which is currently in effect, discourages future stockholders from becoming 5% stockholders of our common stock and existing 5% stockholders from acquiring additional shares of our common stock. Certain investors may not be comfortable holding our common stock subject to the terms of the Plan. As such, approving this proposal to keep the Plan in place could continue the risk that the Plan may depress the price of our common stock, including in an amount that could more than offset the value preserved by protecting our Tax Benefits through the Plan.
Potential Anti-Takeover Impact
Our Board approved the Plan in order to preserve the long-term value of our Tax Benefits. The Plan is not intended to prevent a takeover of our company, was not executed as the result of any potential takeover transaction known to us and is not part of a plan by us to adopt a series of anti-takeover measures. However, the Plan could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted under certain circumstances under the Plan.
Required Vote
Our stockholders may vote “for” or “against” or “abstain” from voting on the following resolution regarding the Plan. To be approved, this proposal will require an affirmative vote of a majority of shares present in person or represented by proxy and that are entitled to vote on this proposal at the Annual Meeting. The Plan is currently in effect. However, if we do not receive the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, then the Board may, although it is not required to, reconsider whether or not to preserve the Plan. Based on the foregoing, we ask our stockholders to approve the following resolution at the Annual Meeting:
“RESOLVED, that stockholders of Acacia Research Corporation ratify and approve the adoption of the Tax Benefits Preservation Plan, dated as of March 16, 2019, between the Company and Computershare Trust Company, N.A., as Rights Agent, as disclosed in this Proxy Statement and in Appendix B to this Proxy Statement.”
This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote against this proposal.

Unbundling with Other Proposals

This Proposal No. 6 is separate from the approval of Proposal No. 5 (Approval of An Amendment to the Amended and Restated Certificate of Incorporation to Implement Certain Transfer Restrictions to Preserve Tax Benefits Associated With Our

Net Operating Losses). Your vote on Proposal No. 5 does not affect your vote on Proposal No. 6. You can vote “FOR” or “AGAINST”, or “ABSTAIN” from voting on either of these proposals.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in our best interests and the best interests of our stockholders.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE TAX BENEFITS PRESERVATION PLAN, DATED AS OF MARCH 16, 2019, BY AND BETWEEN THE COMPANY AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT, AS DISCLOSED IN THIS PROXY STATEMENT AND IN THE APPENDIX TO THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 7:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2018, was recommended by the Audit Committee, and approved by the Board, to act in such capacity for the fiscal year ending December 31, 2019, subject to ratification by the stockholders.
If our stockholders do not ratify the selection of Grant Thornton LLP, or if Grant Thornton LLP should decline to act or otherwise become incapable of acting as our independent registered public accounting firm, or if our engagement of Grant Thornton LLP as our independent registered public accounting firm should be discontinued, the Board, on the recommendation of the Audit Committee, will appoint a substitute independent registered public accounting firm. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Required Vote
The affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. This proposal is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal. Abstentions will be the equivalent of a vote against this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.
Audit and Related Fees
Grant Thornton LLP served as our independent registered public accounting firm for the years ended December 31, 2018 and 2017. Fees billed in connection with services rendered by Grant Thornton LLP were as set forth below (on a consolidated basis including Acacia Research Corporation and its subsidiaries).

Period:	Audit Fees(1)	Audit Related Fees(2)	Tax Services Fees(3)	All Other Fees

Fiscal Year Ended December 31, 2018	$427,000	$40,000	$178,000	$—

Fiscal Year Ended December 31, 2017	$605,000	$43,000	$175,000	$—
__________________________________

(1)
Includes fees for professional services rendered for the audit of our annual consolidated financial statements included in our Form 10-K, the audit of the effectiveness of our internal control over financial reporting on the Form 10-K, consent fees, and for reviews of our consolidated financial statements included in our quarterly reports on Form 10-Q.

(2)	Includes fees for professional services rendered for audit related work performed for certain stand-alone operating subsidiaries during the period.

(3)
Includes fees for professional services rendered in connection with the preparation of consolidated and subsidiary federal and state income tax returns, and tax related provision work, research, compliance and consulting.

Audit Committee Pre-Approval Policy
The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. At the beginning of the fiscal year, the Audit Committee pre-approves the engagement of the independent registered public accounting firm to provide audit services based on fee estimates. The Audit Committee also pre-approves proposed audit-related services, tax services and other permissible services, based on specified project and service details, fee estimates, and aggregate fee limits for each service category. The Audit Committee receives information on the status of services provided or to be provided by the independent registered public accounting firm and the related fees. All of the services performed by our independent registered public accounting firm in 2018 and 2017 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to our audited financial statements for 2018, which include our consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2018, and the notes thereto.
Composition. The Audit Committee of the Board is comprised of three independent directors and operates under a written charter adopted by the Board. The Board adopted the charter in February 2019. The members of the Audit Committee currently are Mr. Rinaldini and Mses. O’Connell and Wolanyk. The Board determined that each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and of Section 10A of the Exchange Act, that each member is able to read and understand financial statements, and that each of Mr. Rinaldini, Ms. O’Connell and Ms. Wolanyk qualifies as an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.
Responsibilities. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as our independent registered public accounting firm. Management has primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Grant Thornton LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to oversee these processes.
Review with Management and Grant Thornton. The Audit Committee has reviewed our consolidated audited financial statements and held discussions with management and Grant Thornton LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
Grant Thornton LLP also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence.
Conclusion. Based upon the Audit Committee’s discussions with management and Grant Thornton LLP, the Audit Committee’s review of the representations of management and the report of Grant Thornton LLP to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC.
This report is submitted by the Audit Committee of the Board.

Maureen O'Connell
Luis E. Rinaldini
Katharine Wolanyk

PROPOSAL NO. 8:
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Background
As required by Section 14A of the Exchange Act, the Board is submitting a separate resolution for our stockholders to approve on an advisory basis the compensation of our named executive officers. This is an opportunity for our stockholders, through what is commonly referred to as a “say-on-pay” vote, to endorse or not endorse our executive compensation program. At each of our annual meetings of stockholders from 2011 to 2018, we provided our stockholders with the same opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in the Proxy Statement for each meeting. We have considered the results of those votes in structuring our compensation programs and practices. We are providing our stockholders with the same opportunity to cast an advisory vote on the compensation of our named executive officers at the Annual Meeting.
Summary
We are asking our stockholders to approve on an advisory basis the compensation of our named executive officers, as such compensation is described in the “Executive Compensation and Related Information” section, the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement. In addition to the information set forth below, we urge our stockholders to review the entire “Executive Compensation and Related Information” section of this Proxy Statement for more information regarding the compensation of our named executive officers.
Our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of long-term and strategic goals and the realization of increased stockholder value.
Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure that the compensation programs achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.
Required Vote
We believe that the information provided above and in the “Executive Compensation and Related Information” section, the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement demonstrates that our executive compensation program effectively ensures that the interests of our named executive officers are aligned with the interests of our stockholders and with our short- and long-term goals.
You have the opportunity to vote “for” or “against” or to “abstain” from voting on the following non-binding resolution relating to the compensation of our named executive officers:
“RESOLVED, that the stockholders of Acacia Research Corporation approve, on an advisory basis, the compensation of the named executive officers of Acacia Research Corporation as disclosed in Acacia Research Corporation’s Definitive Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation and Related Information” section, the Summary Compensation Table, and the other related tables and disclosure.”
The advisory vote on the compensation of our named executive officers is not binding on us, our Compensation Committee or our Board. However, we value the opinions of our stockholders on executive compensation matters. We have considered and will continue to consider our stockholders’ concerns and have evaluated and will continue to evaluate the appropriate actions to address those concerns.
The affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the compensation of our named executive officers.

This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote against this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE “EXECUTIVE COMPENSATION AND RELATED INFORMATION" SECTION, COMPENSATION TABLES AND NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of May 22, 2019, by (i) all persons known to us to beneficially own five percent (5%) or more of our common stock, (ii) each of our directors, (iii) each of our named executive officers as identified in the “Summary Compensation Table” of the “Executive Compensation and Related Information” section of this Proxy Statement, and (iv) all directors and executive officers as a group.

Beneficial Owner	Common Stock, Restricted Stock and Restricted Stock Units	Shares of Common Stock Issuable Upon Exercise of Options(3)	Amount of Direct Beneficial Ownership of Common Stock	Amount of Indirect Beneficial Ownership of Common Stock	Percent of Class(1)
Named Executive Officers(2):
Marc W. Booth	40,000	—	40,000	—	*
Clayton J. Haynes(4)	138,548	623,398	761,946	—	1.52%
Robert B. Stewart, Jr.(5)	52,500	—	52,500	—	*
Edward J. Treska(4)	90,294	577,429	667,723	—	1.33%
Directors(2):
C. Allen Bradley, Jr.(6)	38,462	—	38,462	—	*
Clifford Press	38,462	—	38,462	—	*
Alfred V. Tobia, Jr.	38,462	—	38,462	1,200,000	2.47%
Maureen O'Connell	22,436	—	22,436	—	*
Katharine Wolanyk	22,436	—	22,436	—	*
Isaac T. Kohlberg	6,410	—	6,410	—	*
Luis E. Rinaldini	6,410	—	6,410	—	*
All Directors and Executive Officers as a Group (eleven persons)	494,420	1,200,827	1,695,247	1,200,000	5.78%
* Less than one percent
_______________________________

(1)
The percentage of shares beneficially owned is based on 50,064,281 shares of our common stock outstanding as of May 22, 2019. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock subject to options that are currently exercisable, or exercisable within 60 days after May 22, 2019, are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, we believe that such persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(2)	The address for each of our directors and executive officers is our principal office located at Acacia Research Corporation, 120 Newport Center Drive, Newport Beach, California 92660.

(3)
Includes shares of common stock issuable upon exercise of options that are currently exercisable or may become exercisable within 60 days of May 22, 2019. Such options will expire on July 1, 2019 in connection with the termination of each of the Haynes Consulting Agreement and Treska Consulting Agreement.

(4)	Ownership as of August 10, 2018, the date of Messrs. Haynes and Treska’s termination, with respect to "Common Stock, Restricted Stock and Restricted Stock Units".

(5)
Ownership as of September 7, 2018, the date of Mr. Stewart’s termination with respect to "Common Stock, Restricted Stock and Restricted Stock Units" and as of May 22, 2019 with respect to "Shares of Common Stock Issuable Upon Exercise of Options."

(6)	Ownership as of May 8, 2019, the date of Mr. Bradley's resignation from the Board.

	Amount and Nature of Beneficial Ownership of Common Stock						Percent of Class(1)
Beneficial Owner	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Ownership	Total
5% Stockholders:
BlackRock, Inc.(2)	2,539,089	—	2,604,770	—	2,604,770	2,604,770	5.20%
Heartland Advisors, Inc. (3)	—	2,601,792	—	2,601,792	2,601,792	2,601,792	5.20%
Ariel Investments, LLC (4)	—	1,065,668	—	2,514,463	2,514,463	2,514,463	5.02%
Bank of Montreal (5)	2,607,935	10,195	2,790,583	150,111	2,949,747	2,949,747	5.89%
Renaissance Technologies LLC(6)	3,338,800	—	3,338,800	—	3,338,800	3,338,800	6.67%
____________________

(1)	The percentage of shares beneficially owned is based on 50,064,281 shares of our common stock outstanding as of May 22, 2019. Beneficial ownership is determined under rules and regulations of the SEC.

(2)
The information reported is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 4, 2019. According to the Schedule 13G/A, the address for BlackRock Inc. is 55 East 52nd Street, New York, New York 10055.

(3)
The information reported is based solely on a Schedule 13G/A filed jointly with the SEC by Heartland Advisors, Inc. on February 5, 2019. According to the Schedule 13G/A, the address for Heartland Advisors, Inc. is 789 North Water Street Milwaukee, Wisconsin 53202.

(4)
The information reported is based solely on a Schedule 13G/A filed with the SEC by Ariel Investments, LLC on February 14, 2019. According to the Schedule 13G, the address for Ariel Investments, LLC is 200 E. Randolph Street, Suite 2900, Chicago, Illinois 60601.

(5)
The information reported is based solely on a Schedule 13G/A filed with the SEC by Bank of Montreal on February 13, 2015. According to the Schedule 13G/A, the address for Bank of Montreal is 1 First Canadian Place, Toronto, Ontario, Canada MSX 1A1. The total for Bank of Montreal includes 8,210 shares held in one or more employee benefit plans where BMO Harris Bank N.A., a subsidiary of Bank of Montreal, as directed trustee, may be viewed as having voting or dispositive authority in certain situations pursuant to SEC and Department of Labor regulations or interpretations. Pursuant to Rule 13d-4 under the Act, inclusion of such shares in this statement shall not be construed as an admission that the Reporting Person or its subsidiaries are, for purposes of Section 13(d) or 13(g) of the Act, the beneficial owners of such securities.

(6)
The information reported is based solely on a Schedule 13G/A filed with the SEC by Renaissance Technologies LLC on February 13, 2019. According to the Schedule 13G, the address for Renaissance Technologies LLC is 800 Third Ave. New York, NY 10022.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Executive Summary

This narrative discussion of the compensation policies and arrangement that apply to our named executive officers is intended to assist your understanding of, and to be read in conjunction with, the Summary Compensation Table and related disclosures set forth below. We are a smaller reporting company, and therefore, we are eligible to comply with the executive compensation disclosure rules applicable to a smaller reporting company as defined in applicable SEC rules and regulations.

For the 2018 fiscal year, our named executive officers were as follows:

•	Marc W. Booth, our Chief Intellectual Property Officer (engaged August 8, 2018).

•	Robert B. Stewart, Jr., our President and our principal executive officer (terminated effective September 7, 2018).

•	Clayton J. Haynes, our Chief Financial Officer, Senior Vice President of Finance and Treasurer (terminated effective August 10, 2018).

•	Edward J. Treska, our Executive Vice President, General Counsel and Secretary (terminated effective August 10, 2018).

Overview and Objectives of Our Executive Compensation Programs

Our compensation policies for executive officers seek to align our executive officers' interests and motivations with those of our stockholders by rewarding both short and long-term objectives. Overall compensation of our executive officers should provide a competitive level of total compensation that enables us to attract, retain and incentivize highly qualified executive officers with the background and experience necessary to lead the company and achieve its business goals.

On February 12, 2018, our former Compensation Committee approved the 2018 executive compensation program. The 2018 executive compensation plan (the “2018 Compensation Plan”) provided a target pay mix (as a percentage of total compensation), on average for all the three named executive officers previously employed at the time the 2018 Compensation Plan was approved of 42% base salary, 4% annual short-term incentive, and 54% long-term incentive.

Base Salary
The base salaries of our named executive officers in fiscal year 2018 were:

Name of Executive	Position	Base Salary
Marc W. Booth(1)	Chief Intellectual Property Officer	$250,000
Robert B. Stewart, Jr.(3)	President	$450,000
Clayton J. Haynes(2)	Chief Financial Officer, Senior Vice President of Finance and Treasurer	$412,000
Edward J. Treska(2)	Executive Vice President, General Counsel and Secretary	$440,000
____________________________________
(1)    Mr. Booth was engaged effective August 8, 2018.
(2)    Messrs. Haynes and Treska were terminated effective August 10, 2018.
(3)    Mr. Stewart was terminated effective September 7, 2018.

Annual Incentive Compensation

The Compensation Committee awarded the following cash awards to our named executive officers in fiscal year 2018:

Named Executive Officer	Discretionary Bonus
Marc W. Booth(1)	$254,808
Edward J. Treska(2)	$246,842
______________________

(1)
Mr. Booth received a discretionary bonus of $250,000 at the end of fiscal year 2018. Consistent with our practice in prior years, all of our employees, including each of our named executive officers that was serving as of the end of fiscal year 2018, received a year-end holiday bonus equal to one week’s salary. As a result, Mr. Booth received a year-end holiday bonus of $4,808.

(2)
Mr. Treska was paid bonuses of $230,940 and $15,902 for expanded efforts relating to licensing transactions in the first and second quarters of 2018, respectively. Mr. Treska was terminated effective August 10, 2018.

Equity Compensation
To align compensation with long term performance, our equity compensation plan allows for the grant of stock options and restricted stock awards to our named executive officers and other employees. Each named executive officer is eligible to be considered for an annual equity award.
The chart below shows the number of equity grants to our named executive officer during the 2018 fiscal year. Messrs. Haynes and Treska were terminated effective August 10, 2018 and Mr. Stewart was terminated effective September 7, 2018:

Name	Number of Fair Market Priced Options(1)	Restricted Stock Awards(5)
Robert B. Stewart, Jr.(1)	50,000	33,974
Clayton J. Haynes(2)(3)	50,000	33,974
Edward J. Treska(2)(4)	50,000	33,974
_____________________________________

(1)
One-sixth of the fair market value options vested every six months until Mr. Stewart’s termination on September 7, 2018. 8,333 fair market priced options were vested as of the date of termination. As of December 31, 2018, the restricted stock awards have not been delivered.

(2)
One-sixth of the fair market value options vested every six months until Messrs. Haynes and Treska’s consulting agreements were terminated on January 1, 2019. 8,333 fair market priced options were vested as of the date of termination of Messrs. Haynes and Treska consulting agreements. The restricted stock awards were delivered to each of Messrs. Haynes and Treska on August 10, 2018.

(3)
On August 8, 2018, Mr. Haynes entered into a consulting agreement (the "Haynes Consulting Agreement") with the Company, the terms of which stipulate that because the Haynes Consulting Agreement was entered into concurrently with Mr. Haynes’ termination of employment, any existing stock options granted by the Company to Mr. Haynes prior to the effective date of the Haynes Consulting Agreement would continue to vest throughout the term of the Haynes Consulting Agreement. The Haynes Consulting Agreement was terminated on January 1, 2019.

(4)
On August 8, 2018, Mr. Treska entered into a consulting agreement (the "Treska Consulting Agreement") with the Company, the terms of which stipulate that because the Treska Consulting Agreement was entered into concurrently with Mr. Treska’s termination of employment, any existing stock options granted by the Company to Mr. Treska prior to the effective date of the Treska Consulting Agreement would continue to vest throughout the term of the Treska Consulting Agreement. The Treska Consulting Agreement was terminated on January 1, 2019.

(5)	The number of shares subject to certain of these restricted stock awards is currently in dispute.

AIP Profits Interest Units

At its founding, we reserved 40% of the membership interest units of our indirect subsidiary, AIP Operation LLC ("AIP"), a Delaware limited liability company, as “profits interests,” which are rights to receive a specified percentage of distributions from AIP after we receive all of our unreturned capital. On February 16, 2017, AIP profits interests units were granted to the following named executive officers, as follows:

Name	Number of AIP Profits Interest Units(1)	Percentage Interest(1)
Robert B. Stewart, Jr.	110	11%
Edward J. Treska	110	11%
Clayton J. Haynes	70	7%
__________________________

(1)	G. Louis Graziadio, III was also granted 110 AIP profits interest units, or 11%, as described above in footnote 7 to the "2018 Director Compensation Table" on page 13 of this Proxy Statement.

(2)
Messrs. Haynes and Treska were terminated effective August 10, 2018. Mr. Stewart was terminated effective September 7, 2018. The Company has a purchase option to purchase the vested profits interest units of Messrs. Haynes, Treska and Stewart. The exercise price of the purchase option is the fair market value of the profits interest units on the date of termination of continuous service. Total liability for all outstanding profits interest units totaled $591,000 as of December 31, 2018. If the Company does not exercise the purchase option and AIP is eventually dissolved with no assets to distribute, the total liability for any outstanding profits interests units will be zero.

For additional information regarding the AIP profits interests units, refer to Note 9 in the consolidated financial statements of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Employee Benefits and Perquisites

The named executive officers participate in our employee benefits programs that are provided to all of our employees, including medical, dental, vision, life, and disability insurance, to the same extent made available to other employees, subject to applicable law. There are no additional benefits or perquisites applicable exclusively to any of the named executive officers.
Separation Agreement and General Release and Consulting Payments

The Company terminated its Employment Agreements with each of Robert B. Stewart, Jr. on September 7, 2018, Edward J. Treska on August 10, 2018 and Clayton J. Haynes on August 10, 2018. In connection with such terminations, the Company (or one of its affiliates) entered into a Separation Agreement and General Release of Claims with each former employee and certain related documents as described below.

Robert B. Stewart, Jr. was terminated as our President effective September 7, 2018. Mr. Stewart and the Company entered into a Separation Agreement and General Release, effective November 12, 2018 (the “Stewart Separation Agreement”), pursuant to which Mr. Stewart received, (i) earned but unpaid base salary in the amount of $8,654, (ii) a lump sum payment in the amount of $675,000, representing 18 months of his base salary, (iii) accrued obligations (i.e., accrued vacation pay and reimbursable expenses) totaling $55,385, (iv) $37,500, representing the equivalent of Mr. Stewart’s one month salary in lieu of notice, (iv) reimbursement for COBRA premiums for the continuation of Mr. Stewart’s medical and dental coverage for a period of 18 months after his resignation totaling $27,464 and (vii) that certain Profits Interest Agreement dated February 16, 2017, between Mr. Stewart and AIP Operation LLC, a Delaware limited liability company, shall remain in effect pursuant to its terms.

Edward J. Treska was terminated as our Executive Vice President, General Counsel and Secretary effective August 8, 2018. Mr. Treska and Acacia Research Group LLC, a Texas limited liability company and wholly-owned subsidiary of the Company, entered into a Separation Agreement and General Release, dated as of August 10, 2018 (the “Treska Separation Agreement”), pursuant to which Mr. Treska received, (i) earned but unpaid base salary in the amount of $8,462, (ii) a lump sum payment in the amount of $660,000, representing 18 months of his base salary, (iii) accrued obligations (i.e., accrued vacation pay and reimbursable expenses) totaling $47,871, (iv) $36,667, representing the equivalent of Mr. Treska’s one month salary in lieu of notice, (v) 67,948 shares of Restricted Common Stock pursuant to the terms of the 2016 Acacia Research Corporation Executive Compensation Plan, (vi) reimbursement for COBRA premiums for the continuation of Mr. Treska’s medical and dental coverage for a period of 18 months after his resignation totaling $53,107 and (vii) that certain Profits Interest Agreement dated February 16, 2017, between Mr. Treska and AIP Operation LLC, a Delaware limited liability company, shall remain in effect pursuant to its terms. In connection with the Treska Separation Agreement, Mr. Treska and the Company entered into the Treska Consulting Agreement pursuant to which Mr. Treska provided consulting services to the Company until January 1, 2019 in exchange for payments of $25,000 per month.

Clayton J. Haynes was terminated as our Chief Financial Officer, Senior Vice President of Finance and Treasurer effective August 8, 2018. Mr. Haynes and Acacia Research Group LLC, a Texas limited liability company and wholly-owned subsidiary of the Company, entered into a Separation Agreement and General Release, dated as of August 10, 2018 (the “Haynes Separation Agreement”), pursuant to which Mr. Haynes received, (i) earned but unpaid base salary in the amount of $7,923, (ii) a lump sum payment in the amount of $618,000, representing 18 months of his base salary, (iii) accrued obligations (i.e. accrued vacation pay and reimbursable expenses) totaling $50,708, (iv) $34,333, representing the equivalent of Mr. Haynes’ one month salary in lieu of notice, (v) 67,948 shares of Restricted Common Stock pursuant to the terms of the 2016 Acacia Research Corporation Executive Compensation Plan, (vi) reimbursement for COBRA premiums for the continuation of Mr. Haynes’ medical and dental coverage for a period of 18 months after his resignation totaling $43,828 and (vii) that certain Profits Interest Agreement dated February 16, 2017, between Mr. Haynes and AIP Operation LLC, a Delaware limited liability company, shall remain in effect pursuant to its terms. In connection with the Haynes Separation Agreement, Mr. Haynes and the Company entered into the Haynes Consulting Agreement pursuant to which Mr. Haynes provided consulting services to the Company until January 1, 2019 in exchange for payments of $10,000 per month.

Employment Agreements

We entered into an Employment Agreement with Marc Booth on August 8, 2018 (the “Booth Employment Agreement”), which, among other things, provides for annual base compensation of $250,000, an annual bonus to be determined by the Board, reimbursement for certain travel expenses and customary benefits provided to all of our employees, including medical, dental, vision, life, and disability insurance, to the same extent made available to other employees, subject to applicable law. The Booth Employment Agreement does not include any severance payments or change of control bonuses.

We do not have any employment agreements or other compensatory plans, contracts or arrangements of any kind with our named executive officers which contain excise tax gross up provisions, guaranteed payment provisions, single trigger change of control provisions, guaranteed escalator provisions, or multi-year terms with auto renewal features. All employment agreements with our named executive officers may be terminated by either party for any reason upon thirty day’s advance notice. Upon termination without cause, the named executive officer will be eligible for payment pursuant to the terms of the employment agreement. In addition, the named executive officer is eligible for an annual incentive award equal to a percentage of his or her base salary, payable at the discretion of the Compensation Committee and in accordance with the compensation parameters described herein. The award is based upon personal performance, overall company performance and other factors as detailed above that the Compensation Committee considers. Our employment agreements and severance and change of control arrangements do not provide for the payment of any excise tax gross-up amounts.

We do not have any agreement or arrangement with any named executive officer relating to a change in control of our company other than any provisions for the accelerated vesting of stock awards in their respective stock award agreements as set forth in our employment agreements with the named executive officer.

Other Compensation Policies

Our Insider Trading Policy prohibits directors, officers and employees, including named executive officers, and contractors (collectively, “Covered Persons”) from engaging in hedging transactions, such as put or call options, short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds put or call options, collars and exchange funds. In addition, our Insider Trading Policy prohibits Covered Persons from holding Acacia securities in a margin account or otherwise pledge Acacia securities as collateral for a loan without prior approval by the Company.

Summary Compensation
The following table sets forth information concerning all cash and non-cash compensation earned for services rendered in all capacities to us during the last fiscal year for our named executive officers.
SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(1)	Option Awards ($)(1)	Non- Equity Incentive Plan Compen-sation (3) ($)	Non-qualified Deferred Comp-ensation Earnings ($)	All Other Comp- ensation ($)(4)	Total ($)
Marc W. Booth	2018	94,231	4,808	—	—	250,000	—	37,125	386,164
Chief Intellectual Property Officer	2017	170,288	—	—	—	25,000	—	475,451	670,739

Robert B. Stewart, Jr.	2018	313,462	—	118,909	87,315	—	—	795,349	1,315,035
President	2017	400,000	7,692	—	446,235	400,000	—	79,420	1,333,347

Clayton J. Haynes	2018	259,054	—	133,518	87,315	—	—	793,536	1,273,423
Former Chief Financial Officer, Sr., Vice President	2017	393,978	7,577	—	446,235	266,688	—	50,540	1,165,018

Edward J. Treska	2018	276,538	—	133,518	87,315	246,842	—	914,312	1,658,525
Former Executive Vice President, General Counsel and Secretary	2017	420,000	8,077	—	446,235	481,000	—	79,420	1,434,732
____________________

(1)
Stock awards consist of restricted stock awards. The number of shares subject to certain of these restricted stock awards is currently in dispute. Option awards consist of incentive and non-qualified stock options. Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown represent the aggregate grant date fair value related to equity-based awards granted to the named executive officers during the years indicated, as determined, for financial statement purposes, pursuant to ASC Topic 718. The method used to calculate the aggregate grant date fair value of equity-based awards is set forth under Notes 2 and 9 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(2)	Represents a non-discretionary year-end bonus equal to one week’s salary.

(3)	Represents incentive payments made pursuant to our cash incentive compensation program and other discretionary bonuses.

(4)
For Messrs. Stewart, Haynes and Treska only, "All Other Compensation" in 2017 represents the grant date fair value of profits interest units, as described above under the caption, “AIP Profits Interest Units” beginning on page 42 of this Proxy Statement, which for financial statement purposes are accounted for at fair value in accordance with ASC Topic 718 as set forth under Notes 2 and 9 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown represent the aggregate estimated grant date fair value of the profits interest units granted. Recipients can only realize value from the profits interest if, and only if, we receive our unreturned capital related to the contribution of the Veritone 10% Warrant and there is a profit actually realized related to the exercise or sale of the Veritone 10% Warrant.

In addition, Messrs Booth, Haynes and Treska received $37,125, $46,667 and $116,667, respectively, in consulting payments in 2018. Mr. Booth received $11,000 in consulting payments in 2017. Messrs Stewart, Haynes and Treska received $795,349, $746,869 and $797,645, respectively, in severance and related termination payments in 2018. Mr. Booth received $464,451 in severance and related termination payments in 2017. Mr. Booth was terminated on June 2, 2017 and re-hired on August 8, 2018.

Executive Officers

The table below provides information concerning our executive officers as of the date of this Proxy Statement(1).

Name	Age	Positions with the Company
Marc W. Booth	61	Chief Intellectual Property Officer
____________________

(1)	Messrs. Haynes and Treska were terminated effective August 10, 2018. Mr. Stewart was terminated effective September 7, 2018.

Marc W. Booth joined Acacia Research Corporation as its Chief Intellectual Property Officer on August 8, 2018. Mr. Booth has over 10 years of experience in patent analysis/licensing in areas such as semiconductor, telecommunications, consumer electronics and medical devices. Mr. Booth served as the Executive Vice President, General Manager of Acacia Research Group LLC from 2013 to 2017. He joined Acacia in 2006 as Vice President. Prior to joining Acacia, Mr. Booth’s career in design and development included positions as Senior Director Engineering of Powerwave Technologies; Vice President Engineering and CTO of Comarco Wireless Technologies and Vice President Engineering, Sony Corporation. He began his engineering career as a Masters Fellow at Hughes Aircraft Co. Display Systems Division. Mr. Booth holds a BS Physics from the University of California Riverside and an MSEE degree from the University of Southern California.

2018 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information, with respect to the named executive officers, concerning the outstanding equity awards of our common stock at the end of fiscal year 2018.

	Option Awards					Stock Awards
			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expira-tion Date(4)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Date
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable								Grant	Fully Vested(1)
Robert B. Stewart, Jr.(3)	156,614	—	—	3.90	3/1/2023	—	—	—	—	3/1/2016	3/1/2019
	187,500	—	—	5.75	8/1/2023	—	—	—	—	8/1/2016	N/A(3)
	32,051	—	—	5.40	3/15/2024	—	—	—	—	3/15/2017	3/15/2020
	37,677	—	—	6.75	3/15/2024	—	—	—	—	3/15/2017	3/15/2020
	8,333	—	—	4.00	1/2/2025	—	—	—	—	1/2/2018	1/2/2021
Clayton J. Haynes	79,338	—	—	3.12	3/1/2023	—	—	—	—	3/1/2016	11/20/2018
	187,938	—	—	3.90	3/1/2023	—	—	—	—	3/1/2016	11/20/2018
	208,333	41,667	—	5.75	8/1/2023	—	—	—	—	8/1/2016	5/20/2019
	64,102	32,051	—	5.40	3/15/2024	—	—	—	—	3/15/2017	11/20/2019
	75,354	37,678	—	6.75	3/15/2024	—	—	—	—	3/15/2017	11/20/2019
	8,333	41,667	—	4.00	1/2/2025	—	—	—	—	1/2/2018	1/2/2021
Edward J. Treska(3)	79,338	—	—	3.12	3/1/2023	—	—	—	—	3/1/2016	11/20/2018
	187,938	—	—	3.90	3/1/2023	—	—	—	—	3/1/2016	11/20/2018
	187,500	562,500	—	5.75	8/1/2023	—	—	—	—	8/1/2016	N/A (3)
	64,102	32,051	—	5.40	3/15/2024	—	—	—	—	3/15/2017	11/20/2019
	75,354	37,678	—	6.75	3/15/2024	—	—	—	—	3/15/2017	11/20/2019
	8,333	41,667	—	4.00	1/2/2025	—	—	—	—	1/2/2018	1/2/2021
____________________

(1)
Fully vested date assuming continued employment through the final vest date. In connection with the termination of each of the Haynes Consulting Agreement and Treska Consulting Agreement effective as of January 1, 2019, vesting of Messrs. Haynes and Treska's equity awards ended on January 1, 2019. In connection with the termination of Mr. Stewart effective as of September 7, 2019, vesting of Mr. Stewart's equity awards ended on September 7, 2019.

(2)
The fair market value of a share of our common stock is assumed to be $2.98, which was the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2018, the last trading day of 2018.

(3)
187,500 of Mr. Stewart's vested options expired on March 7, 2019. 562,500 of Mr. Treska's unvested options were canceled on January 1, 2019. Mr Treska's 187,500 vested options will expire on July 1, 2019.

(4)
Option Expiration Date assuming continued employment through the final vest date. In connection with the termination of each of the Haynes Consulting Agreement and Treska Consulting Agreement effective as of January 1, 2019, Messrs. Haynes and Treska's stock options will expire on July 1, 2019. In connection with the termination of Mr. Stewart effective as of September 7, 2019, Mr. Stewart's stock options expired on March 7, 2019.

EQUITY PLAN COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table provides information with respect to shares of our common stock issuable under our equity compensation plans as of December 31, 2018:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders
2013 Acacia Research Stock Incentive Plan(1)	1,303,000	$3.62	709,000
2016 Acacia Research Stock Incentive Plan(2)	2,206,000	$5.76	3,689,000
Subtotal(3)	3,509,000	$4.96	4,398,000
____________________

(1)
The initial share reserve under the 2013 Plan, was 4,750,000 shares of our common stock. Column (a) excludes in non-vested restricted stock awards and restricted stock units outstanding at December 31, 2018. In June 2016, 625,390 shares of common stock available for issuance under the 2013 Stock Plan were transferred into the 2016 Stock Plan.

(2)
The initial share reserve under the 2016 Plan was 4,500,000 shares plus 625,390 shares of common stock available for issuance under the 2013 Plan. No new additional shares will be added to the 2016 Plan without stockholder approval (except for shares subject to outstanding awards that are forfeited or otherwise returned to the 2016 Plan).

(3)
As of May 14, 2019, 1,631,000 of the options reported as of December 31, 2018 have been canceled or expired. Shares allocable to such canceled or expired options are again available for grant or issuance pursuant to the 2013 Plan or 2016 Plan, as applicable. On May 8, 2019, 383,078 shares of restricted stock were granted from the 2013 Plan.

Certain Relationships and Related Transactions
We do not have a formal policy for review, approval or ratification of related party transactions required to be reported in this Proxy Statement. However, we have adopted a corporate Code of Conduct for Employees and Directors which applies to all of our employees, officers, and directors and a Code of Conduct for Chief Executive Officer and Other Senior Financial Officers additional code that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Each Code of Conduct provides obligations and prohibitions on any related party transactions which cause our employees, officers or directors to face a choice between what is in their personal interest and what is in our interest. The corporate Code of Conduct requires conflicts of interest which result from investments in companies doing business with us or in one of our competitors to be disclosed to our General Counsel or a member of the Audit Committee and approved by the Board. The corporate Code of Conduct requires employees, officers, and directors that are conducting our business with family members to disclose such transactions to our General Counsel or a member of the Audit Committee. Such transactions are generally prohibited unless approved by the Board.

We review the questionnaires completed by our directors and executive officers annually. If any related party transactions are reported, management reviews the transactions and consults with the Board. Since January 1, 2016, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than the August 2016 arrangement we entered into with Second Southern Corp. (“Second Southern”), a company wholly owned by Mr. Graziadio and which he serves as President (“Second Southern Agreement”). Pursuant to the Second Southern Agreement, in October 2016, we made a one-time payment of $250,000 to Second Southern, and agreed thereafter to pay Second Southern a fee of $250,000 per year (payable on a quarterly basis commencing in the third quarter of 2016). Accordingly, as previously disclosed, payments during 2016 under the Second Southern Agreement totaled $375,000. Pursuant to the Second Southern Agreement, we made payments totaling $250,000 for fiscal 2017 and payments totaling $62,500 for fiscal year 2018. The Second Southern Agreement was terminated by the Company on July 5, 2018.

During the year ended December 31, 2018, the Company paid $976,000 in expenses related to the reimbursement of costs incurred by Sidus Investment Management, LLC (“Sidus”) on behalf of the participants (together with Sidus, the “Participants”) named in the proxy statement filed on June 7, 2018 by the Participants, in connection with a contested proxy election. These expenses are included in general and administrative expenses on the consolidated statements of operations. Alfred V. Tobia, Jr. and Clifford Press are related parties as each of them are Participants and members of the Company’s Board of Directors. In addition, Sidus is a related party as Mr. Tobia is a Co-Founder and Managing Member at Sidus.

Indemnification Agreements with Directors and Officers. In addition to the indemnification provisions contained in our Certificate of Incorporation and Bylaws, each as amended to date, we have entered into separate indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director or officer against expenses (including attorneys’ fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as our director or officer (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which we are prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. We believe that, based on the written representations of our directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2018, , our directors, officers and holders of more than 10% of our common stock complied with the requirements of Section 16(a) except that a Form 3 report was filed late on July 3, 2018 on behalf of Paul Falzone, a Form 3 report was filed late on July 3, 2018 on behalf of Joseph E. Davis and two Form 4 reports were filed late on December 6, 2018 and February 14, 2019 on behalf of Alfred V. Tobia, Jr. to disclose reportable transactions.

Form 10-K
On March 15, 2019, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ending December 31, 2018. A copy of our Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.
Householding
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at (949) 480-8300 or write to him at Acacia Research Corporation, 120 Newport Center Drive, Newport Beach, California 92660.
If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Annual Meeting and Proxy Statement and accompanying documents.
If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.
Stockholder Proposals for the 2020 Annual Meeting
Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our Proxy Statement with respect to the 2020 Annual Meeting should arrange for such proposal to be delivered to us at our principal place of business (120 Newport Center Drive, Newport Beach, California 92660) no later than ●, in order to be considered for inclusion in our Proxy Statement relating to such annual meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by Rule 14a-8 of the Exchange Act, the rules and regulations of the SEC and other laws and regulations to which interested persons should refer.
In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in our Proxy Statement) to be considered “timely” within the meaning of Rule 14a-4 under the Exchange Act, and pursuant to our Bylaws, notice of any such stockholder proposals must be delivered to our Secretary in writing at our principal place of business not less than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2019 Annual Meeting, after which a proposal is untimely. In the event that the date of the 2020 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2020 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2020 Annual Meeting is first made by us. A stockholder’s notice to the Secretary must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the number of shares of our common stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

●                        By Order of the Board of Directors,

    Jennifer Graff
Secretary

▼ TO VOTE BY MAIL, PLEASE DETACH HERE ▼

ACACIA RESEARCH CORPORATION

Annual Meeting of Stockholders – [•], 2019

P R O X Y

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Marc W. Booth, Clifford Press and Alfred V. Tobia, Jr. and each of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock held of record by the undersigned on the record date either on his or her own behalf of any entity or entities, at the Annual Meeting of Stockholders of Acacia Research Corporation (the "Company") to be held on [•], or any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by the Proxy shall be voted in a manner set forth on the reverse side.

THIS PROXY WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED, UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES and FOR PROPOSALS 2, 3, 4, 5, 6, 7 and 8.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE ▼

☒ Please mark your vote as in this example

THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES and FOR PROPOSALS 2, 3, 4, 5, 6, 7 and 8.

	FOR	AGAINST	ABSTAIN
Katharine Wolanyk	☐	☐	☐
Isaac T. Kohlberg	☐	☐	☐

Dated: ______________________________, 2019

____
Signature of Stockholder

____
Signature of Stockholder (if held jointly)

____
(Title)

NOTE: Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees and guarantors should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by authorized person. Please mark, sign, date and return your Proxy promptly in the pre-paid enclosed business reply envelope, which requires no postage if mailed in the United States.